UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10491

Nuveen Real Estate Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices)  (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:   (312) 917-7700

Date of fiscal year end:   December 31

Date of reporting period:   June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

30 June

2022

Nuveen Closed-End Funds

JRS	Nuveen Real Estate Income Fund
JRI	Nuveen Real Asset Income and Growth Fund

Semiannual Report

IMPORTANT DISTRIBUTION NOTICE

for Shareholders of the Nuveen Real Estate Income Fund (JRS)

Semiannual Shareholder Report for the period ending June 30, 2022

The Nuveen Real Estate Income Fund (JRS) seeks to offer attractive cash flow to its shareholders, by converting the expected long-term total return potential of the Fund’s investments in REITs into regular quarterly distributions. Following is a discussion of the Managed Distribution Policy the Fund uses to achieve this.

The Fund pays quarterly common share distributions that seek to convert the Fund’s expected long-term total return potential into regular cash flow. As a result, the Fund’s regular common share distributions (presently $0.2090 per share) may be derived from a variety of sources, including:

•	distributions from portfolio companies (REITs),

•	realized capital gains or,

•	possibly, returns of capital representing in certain cases unrealized capital appreciation.

Such distributions are sometimes referred to as “managed distributions.” The Fund seeks to establish a distribution rate that roughly corresponds to the Adviser’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time. The Adviser may consider many factors when making such projections, including, but not limited to, long-term historical returns for the asset classes in which the Fund invests. As portfolio and market conditions change, the distribution amount and distribution rate on the Common Shares under the Fund’s Managed Distribution Policy could change.

When it pays a distribution, the Fund provides holders of its Common Shares a notice of the estimated sources of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis. It does this by posting the notice on its website (www.nuveen.com/cef), and by sending it in written form.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy. The Fund’s actual financial performance will likely vary from month-to-month and from year-to-year, and there may be extended periods when the distribution rate will exceed the Fund’s actual total returns. The Managed Distribution Policy provides that the Board may amend or terminate the Policy at any time without prior notice to Fund shareholders. There are presently no reasonably foreseeable circumstances that might cause the Fund to terminate its Managed Distribution Policy.

Chair’s Letter to Shareholders

Dear Shareholders,

The first half of 2022 was challenging for financial markets. While global economic activity began to slow from post-pandemic peaks as pent-up demand waned and crisis-era monetary and fiscal support programs were phased out, persistently high inflation and central banks’ response have contributed to heightened uncertainty about financial and economic conditions.

Inflation has surged partially due to supply chain bottlenecks and exacerbated by Russia’s war in Ukraine and recent lockdowns across China to contain a large-scale COVID-19 outbreak. This has necessitated more forceful responses from the U.S. Federal Reserve (Fed) and other central banks, who now face an even more difficult task of slowing inflation without pulling their respective economies into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago. Larger increases of 0.50% in May and 0.75% in both June and July 2022 followed, bringing the target fed funds rate to a range of 2.25% to 2.50%. Additional rate hikes are expected in the remainder of this year, although Fed officials will closely monitor inflation data along with other economic measures and modify their rate setting policy based upon these factors. U.S. gross domestic product growth has now contracted for two consecutive quarters, according to preliminary government estimates, as consumer and business activity has slowed in part due to higher prices and borrowing costs. However, the still strong labor market suggests not all areas of the economy are weakening.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chair of the Board

August 22, 2022

Important Notices

For Shareholders of

Nuveen Real Estate Income Fund (JRS)

Nuveen Real Asset Income and Growth Fund (JRI)

Portfolio Manager Commentaries in Semiannual Reports

The Funds include portfolio manager commentary in their annual shareholder reports. For the Funds’ most recent annual portfolio manager discussion, please refer to the Portfolio Managers’ Comments section of each Fund’s December 31, 2021 annual shareholder report.

For current information on your Fund’s investment objectives, portfolio management team and average annual total returns please refer to the Fund’s website at www.nuveen.com.

For changes that occurred to your Fund both during and subsequent to this reporting period, please refer to the Notes to Financial Statements section of this report.

For average annual total returns as of the end of this reporting period, please refer to the Performance Overview and Holding Summaries section within this report.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRAGEGY ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to its comparative benchmarks was the Funds’ use of leverage through bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that the Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio securities that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The Funds’ use of leverage significantly detracted from relative performance during the reporting period. However, the Fund’s use of leverage was accretive to overall common share income.

The Funds also continued to use interest rate swap contracts to partially hedge the interest cost of leverage. The impact of the swap contracts on total return performance was positive during this reporting period.

As of June 30, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	JRS	JRI
Effective Leverage*	31.02%	31.66%
Regulatory Leverage*	31.02%	31.66%
*

Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

Bank Borrowings

As noted previously, the Funds employ leverage through the use of bank borrowings. The Funds’ bank borrowing activities are as shown in the accompanying table.

	Current Reporting Period					Subsequent to the Close of the Reporting Period
Fund	Outstanding Balance as of January 1, 2022	Draws	Paydowns	Outstanding Balance as of June 30, 2022	Average Balance Outstanding	Draws	Paydowns	Outstanding Balance as of August 22, 2022
JRS	$144,000,000	$ —	$(20,600,000)	$123,400,000	$139,950,276	$ —	$ —	$123,400,000
JRI	$197,935,000	$ —	$(11,850,000)	$186,085,000	$197,411,243	$ —	$ —	$186,085,000

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

Common Share Information

JRS DISTRIBUTION INFORMATION

The following 19(a) Notice presents JRS’s most current distribution information as of May 31, 2022 as required by certain exempted regulatory relief the Fund has received.

Because the ultimate tax character of your distributions depends on the Fund’s performance for its entire fiscal year (which is the calendar year for the Fund) as well as certain fiscal year-end (FYE) tax adjustments, estimated distribution source information you receive with each distribution may differ from the tax information reported to you on your Fund’s IRS Form 1099 statement.

DISTRIBUTION INFORMATION – AS OF MAY 31, 2022

This notice provides shareholders with information regarding fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Policy.

The Fund may in certain periods distribute more than its income and net realized capital gains. In such instances, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions set forth below are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the latest month-end. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of May 31, 2022

		Estimated Per Share Sources of Distribution[1]				Estimated Percentage of the Distribution[1]
JRS (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Current Quarter	$0.2090	$0.1754	$0.0336	$0.0000	$0.0000	83.9%	16.1%	0.0%	0.0%
Fiscal YTD	$0.4180	$0.3507	$0.0673	$0.0000	$0.0000	83.9%	16.1%	0.0%	0.0%

[1]

Net investment income (NII) is a projection through the end of the current calendar quarter using actual data through the stated month-end date above. Capital gain amounts are as of the stated date above. JRS owns REIT securities which attribute their distributions to various sources including NII, gains, and return of capital. The estimated per share sources above include an allocation of the NII based on prior year attributions which can be expected to differ from the actual final attributions for the current year.

Common Share Information (continued)

The following table provides information regarding JRS’ distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of May 31, 2022

				Annualized		Cumulative
JRS (FYE 12/31) Inception Date	Quarterly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Dist Rate on NAV[1]	Fiscal YTD Return on NAV	Fiscal YTD Dist Rate on NAV[1]
Nov 2001	$0.2090	$0.4180	$10.79	6.99%	7.75%	(17.04)%	3.87%

[1]	As a percentage of 5/31/22 NAV.

JRI DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of June 30, 2022. This notice provides shareholders with information regarding Fund distributions, as required by current securities laws. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s Managed Distribution Policy.

The following table provides estimates of the Fund’s distribution sources, reflecting year-to-date cumulative experience through the month-end prior to the latest distribution. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year. For all funds, it is estimated that the funds have distributed more than their income and net realized capital gains; therefore, a portion of the distributions may be (and is shown below as being estimated to be) a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of June 30, 2022

		Per Share Estimated Sources of Distribution				Estimated Percentage of the Distribution
JRI (FYE 12/31)	Per Share Distribution	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital	Net Investment Income	Long-Term Gains	Short-Term Gains	Return of Capital
Fiscal YTD	$0.5790	$0.4083	$0.0000	$0.0000	$0.1707	70.5%	0.00%	0.00%	29.5%

The following table provides information regarding the Fund’s common share distributions and total return performance over various time periods. This information is intended to help you better understand whether the Funds’ returns for the specified time period were sufficient to meet its distributions.

				Annualized		Cumulative
JRI (FYE 12/31) Inception Date	Monthly Distribution	Fiscal YTD Distribution	Net Asset Value (NAV)	5-Year Return on NAV	Fiscal YTD Distribution Rate on NAV	Fiscal YTD Return on NAV	Fiscal YTD Distribution Rate on NAV
Apr 2012	$0.0965	$0.5790	$14.63	1.40%	7.92%	(12.91)%	3.96%

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During August 2022 (subsequent to the close of the reporting period), the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of June 30, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired common shares as shown in the accompanying table.

	JRS	JRI
Common shares cumulatively repurchased and retired	0	206,500
Common shares authorized for repurchase	2,885,000	2,745,000

OTHER COMMON SHARE INFORMATION

As of June 30, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows.

	JRS	JRI
Common share NAV	$9.50	$14.63
Common share price	$9.40	$13.07
Premium/(Discount) to NAV	(1.05)%	(10.66)%
Average premium/(discount) to NAV	(4.06)%	(10.78)%

JRS	Nuveen Real Estate Income Fund Performance Overview and Holding Summaries as of June 30, 2022

Refer to the Glossary of Terms Used in this Report for further definitions of terms used in this section.

Average Annual Total Returns as of June 30, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRS at Common Share NAV	(25.35)%	(12.69)%	4.25%	7.11%
JRS at Common Share Price	(23.73)%	(8.93)%	4.63%	7.22%
Wilshire U.S. Real Estate Securities Index (WILRESI)	(21.63)%	(6.68)%	5.26%	7.46%
JRS Blended Benchmark	(18.27)%	(9.09)%	4.22%	6.53%
*

For purposes of Fund performance, relative results are measured against the JRS Blended Benchmark. The JRS Blended Benchmark consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) and 2) 40% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investments Trust) Preferred Stock Index. Refer to the Glossary of Terms Used in This Report for details on the Fund’s Blended Benchmark through March 31, 2021.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Real Estate Investment Trust Common Stocks	96.5%
Real Estate Investment Trust Preferred Stocks	46.2%
Repurchase Agreements	3.5%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Borrowings	145.0%
Borrowings	(45.0) %
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income securities)

A	15.7%
BBB	42.0%
BB or Lower	24.5%
N/R (not rated)	17.8%
Total	100%

Portfolio Composition1

(% of total investments)

Specialized	21.1%
Residential	20.9%
Office	14.7%
Retail	14.4%
Industrial	12.2%
Health Care	7.1%
Other	7.2%
Repurchase Agreements	2.4%
Total	100%

Top Five Common Stock Holdings

(% of total investments)

Prologis Inc	7.4%
Equinix Inc	5.0%
Public Storage	4.0%
American Homes 4 Rent	3.9%
Equity Residential	3.6%

Top Five Preferred Stock Issuers

(% of total investments)

Public Storage	5.0%
Highwoods Properties Inc	3.7%
Vorndo Realty Trust	3.4%
Digital Realty Trust Inc	2.5%
Kimco Realty Corp	2.3%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.

JRI	Nuveen Real Asset Income and Growth Fund Performance Overview and Holding Summaries as of June 30, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of June 30, 2022*

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JRI at Common Share NAV	(12.91)%	(8.29)%	1.40%	6.59%
JRI at Common Share Price	(15.63)%	(12.21)%	2.14%	6.70%
MSCI World Index (Net)	(20.51)%	(14.34)%	7.67%	9.51%
JRI Blended Benchmark	(12.58)%	(8.99)%	2.75%	5.21%
*

For purposes of Fund performance, relative results are measured against the JRI Blended Benchmark. The JRI Blended Benchmark consists of: 1) 25% FTSE EPRA Nareit (Financial Times Stock Exchange - European Public Real Estate Association/ National Association of Real Estate Investment Trusts) Developed Index (Net), 2) 22% S&P Global Infrastructure Index (Net), 3) 20% ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index, 4) 20% Bloomberg U.S. Corporate High Yield Bond Index and 5) 13% Financial Times Stock Exchange National Association of Real Estate Investment Trusts (FTSE Nareit) Preferred Stock Index. Refer to the Glossary of Terms Used in This Report for details on the Fund’s Blended Benchmark composition through March 31, 2021.

Performance data shown represents past performance and does not predict or guarantee future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	39.3%
Real Estate Investment Trust Common Stocks	32.1%
Corporate Bonds	27.9%
$25 Par (or similar) Retail Preferred	18.2%
$1,000 Par (or similar) Institutional Preferred	14.2%
Convertible Preferred Securities	7.2%
Investment Companies	1.2%
Variable Rate Senior Loan Interests	0.6%
Asset-Backed Securities	0.4%
Repurchase Agreements	5.9%
Other Assets Less Liabilities	(0.7)%
Net Assets Plus Borrowings	146.3%
Borrowings	(46.3) %
Net Assets	100%

Top Five Common Stock Holdings

(% of total common stocks)

VICI Properties Inc	5.0%
Gaming and Leisure Properties Inc	4.1%
Scentre Group	3.2%
Simon Property Group Inc	3.1%
Physicians Realty Trust	3.1%

Portfolio Composition1

(% of total investments)

Real Estate Investment Trust Common Stocks	21.9%
Oil, Gas & Consumable Fuels	15.6%
Electric Utilities	13.6%
Equity Real Estate Investment Trusts	11.0%
Multi-Utilities	8.2%
Real Estate Management & Development	4.2%
Independent Power & Renewable Electricity Producers	3.4%
Gas Utilities	3.2%
Mortgage Real Estate Investment Trust	1.8%
Transportation Infrastructure	1.8%
Other	11.3%
Repurchase Agreements	4.0%
Total	100%

Portfolio Credit Quality

(% of total fixed-income investments)

AAA	0.3%
AA	0.1%
A	4.8%
BBB	47.6%
BB or Lower	38.0%
N/R (not rated)	9.2%
Total	100%

Country Allocation2

(% of total investments)

United States	55.7%
Canada	14.7%
Australia	4.7%
United Kingdom	4.4%
Singapore	3.1%
Italy	2.3%
Hong Kong	2.3%
Spain	2.2%
France	1.2%
Germany	1.1%
Other	8.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries comprising “Other” and not listed in the Portfolio Composition above.
2	Includes 5.4% (as a percentage of total investments) in emerging markets countries.

Shareholder Meeting Report

The annual meeting of shareholders was held on April 8, 2022 for JRS and JRI. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting the shareholders were asked to elect Board members.

	JRS	JRI
	Common Shares	Common Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	20,842,202	20,316,093
Withhold	533,361	420,430
Total	21,375,563	20,736,523
Judith M. Stockdale
For	20,666,139	19,578,216
Withhold	709,424	1,158,307
Total	21,375,563	20,736,523
Carole E. Stone
For	20,742,979	19,619,068
Withhold	632,584	1,117,455
Total	21,375,563	20,736,523
Margaret L. Wolff
For	20,837,634	20,352,241
Withhold	537,929	384,282
Total	21,375,563	20,736,523

JRS	Nuveen Real Estate Income Fund Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 142.8% (97.6% of Total Investments)

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 96.6% (66.0% of Total Investments)

	Health Care – 10.3% (7.0% of Total Investments)

295,963	Healthpeak Properties Inc	$7,668,401
203,260	Ventas Inc	10,453,662
121,686	Welltower Inc	10,020,842
	Total Health Care	28,142,905

	Hotels – 3.7% (2.6% of Total Investments)

284,246	Host Hotels & Resorts Inc	4,456,977
148,420	Sunstone Hotel Investors Inc, (2)	1,472,327
295,217	Xenia Hotels & Resorts Inc, (2)	4,289,503
	Total Hotels	10,218,807

	Industrial – 14.3% (9.8% of Total Investments)

153,380	Duke Realty Corp	8,428,231
28,377	First Industrial Realty Trust Inc	1,347,340
251,366	Prologis Inc	29,573,210
	Total Industrial	39,348,781

	Office – 9.1% (6.2% of Total Investments)

77,694	Alexandria Real Estate Equities Inc	11,267,961
39,623	Boston Properties Inc	3,525,654
217,208	Douglas Emmett Inc	4,861,115
102,385	Kilroy Realty Corp	5,357,807
	Total Office	25,012,537

	Residential – 27.9% (19.0% of Total Investments)

436,242	American Homes 4 Rent	15,460,417
237,452	Apartment Income REIT Corp	9,878,003
60,417	AvalonBay Communities Inc	11,736,002
53,799	Camden Property Trust	7,234,890
63,236	Equity LifeStyle Properties Inc	4,456,241
201,384	Equity Residential	14,543,952
9,950	Essex Property Trust Inc	2,602,025
295,185	Invitation Homes Inc	10,502,682
	Total Residential	76,414,212

	Retail – 12.0% (8.2% of Total Investments)

77,015	Federal Realty OP LP	7,373,416
467,386	Kite Realty Group Trust	8,081,104
217,578	Macerich Co/The	1,895,104
149,304	Simon Property Group Inc	14,171,936
95,450	SITE Centers Corp	1,285,712
	Total Retail	32,807,272

	Specialized – 19.3% (13.2% of Total Investments)

221,982	CubeSmart	9,483,071
54,369	Digital Realty Trust Inc	7,058,727
30,750	Equinix Inc	20,203,365
51,640	Public Storage	16,146,279
	Total Specialized	52,891,442
	Total Real Estate Investment Trust Common Stocks (cost $225,299,345)	264,835,956

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Coupon	Ratings (3)	Value

	REAL ESTATE INVESTMENT TRUST PREFERRED STOCKS – 46.2% (31.6% of Total Investments)

	Diversified – 2.5% (1.7% of Total Investments)

35,010	Armada Hoffler Properties Inc	6.750%	N/R	$860,896
10,130	CTO Realty Growth Inc	6.375%	N/R	232,787
43,965	DigitalBridge Group Inc	7.125%	N/R	947,446
35,015	DigitalBridge Group Inc	7.150%	N/R	752,822
7,350	PS Business Parks Inc	4.875%	Baa2	130,316
121,540	PS Business Parks Inc	5.200%	BBB	2,269,152

81,030	PS Business Parks Inc	5.250%	Baa2	1,584,136
	Total Diversified			6,777,555

	Health Care – 0.2% (0.1% of Total Investments)

5,765	Diversified Healthcare Trust	5.625%	BB-	93,826

28,875	Diversified Healthcare Trust	6.250%	BB-	492,896
	Total Health Care			586,722

	Hotels – 4.3% (2.9% of Total Investments)

95,245	Chatham Lodging Trust	6.625%	N/R	2,088,723
132,110	DiamondRock Hospitality Co	8.250%	N/R	3,388,621
6,460	Hersha Hospitality Trust	6.500%	N/R	129,329
9,075	Hersha Hospitality Trust	6.500%	N/R	183,769
57,425	Hersha Hospitality Trust	6.875%	N/R	1,154,817
52,750	Pebblebrook Hotel Trust	5.700%	N/R	991,173
22,025	Pebblebrook Hotel Trust	6.300%	N/R	456,578
88,755	Pebblebrook Hotel Trust	6.375%	N/R	1,819,477
30,100	Sunstone Hotel Investors Inc	5.700%	N/R	620,060

41,060	Sunstone Hotel Investors Inc	6.125%	N/R	842,551
	Total Hotels			11,675,098

	Industrial – 3.4% (2.4% of Total Investments)

10,115	Plymouth Industrial REIT Inc	7.500%	N/R	256,921
59,877	Prologis Inc, (4)	8.540%	BBB	3,832,128
160,295	Rexford Industrial Realty Inc	5.625%	BB+	3,944,860

57,851	Rexford Industrial Realty Inc	5.875%	BB+	1,437,597
	Total Industrial			9,471,506

	Office – 12.5% (8.5% of Total Investments)

12,713	Highwoods Properties Inc, (4)	8.625%	Baa3	14,937,775
104,085	Hudson Pacific Properties Inc	4.750%	Baa3	1,982,819
152,510	SL Green Realty Corp	6.500%	BB	3,809,700
174,787	Vornado Realty Trust	4.450%	Ba1	2,978,370
202,164	Vornado Realty Trust	5.250%	Ba1	4,006,891
235,180	Vornado Realty Trust	5.250%	Ba1	4,600,121

90,434	Vornado Realty Trust	5.400%	Ba1	1,872,888
	Total Office			34,188,564

	Residential – 2.7% (1.9% of Total Investments)

65,105	American Homes 4 Rent	5.875%	BB+	1,591,817
117,810	American Homes 4 Rent	6.250%	BB+	2,988,840
34,373	Mid-America Apartment Communities Inc	8.500%	BBB	2,010,821
12,330	UMH Properties Inc	6.375%	N/R	311,086

23,603	UMH Properties Inc	6.750%	N/R	593,615
	Total Residential			7,496,179

	Retail – 9.0% (6.2% of Total Investments)

100,765	Agree Realty Corp	4.250%	Baa2	1,818,808
171,620	Federal Realty OP LP	5.000%	Baa2	4,338,554
197,097	Kimco Realty Corp	5.125%	Baa2	4,759,893
190,083	Kimco Realty Corp	5.250%	Baa2	4,540,132

Shares	Description (1)	Coupon	Ratings (3)	Value

	Retail (continued)
129,000	Saul Centers Inc	6.000%	N/R	$2,918,625
7,340	Saul Centers Inc	6.125%	N/R	170,346
5,494	Simon Property Group Inc	8.375%	BBB	359,857
116,200	SITE Centers Corp	6.375%	BB+	2,831,794
22,845	Spirit Realty Capital Inc	6.000%	Baa3	546,681
53,645	Urstadt Biddle Properties Inc	5.875%	N/R	1,155,513

60,825	Urstadt Biddle Properties Inc	6.250%	N/R	1,401,408
	Total Retail			24,841,611

	Specialized – 11.6% (7.9% of Total Investments)

164,760	Digital Realty Trust Inc	5.200%	Baa3	3,919,640
103,530	Digital Realty Trust Inc	5.250%	Baa3	2,510,602
147,500	Digital Realty Trust Inc	5.850%	Baa3	3,697,825
21,150	EPR Properties	5.750%	Ba1	457,052
51,191	National Storage Affiliates Trust	6.000%	N/R	1,269,537
111,000	Public Storage	4.000%	A3	2,027,970
77,980	Public Storage	4.125%	A3	1,517,491
56,060	Public Storage	4.625%	A3	1,232,759
13,210	Public Storage	4.700%	A3	291,677
80,955	Public Storage	4.875%	A3	1,848,203
147,424	Public Storage	5.050%	A3	3,532,279

375,335	Public Storage	5.600%	A3	9,477,209
	Total Specialized			31,782,244
	Total Real Estate Investment Trust Preferred Stocks (cost $138,880,150)			126,819,479
	Total Long-Term Investments (cost $364,179,495)			391,655,435

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.5% (2.4% of Total Investments)

	REPURCHASE AGREEMENTS – 3.5% (2.4% of Total Investments)

$9,620	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/22, repurchase price $9,619,591, collateralized by $9,889,700, U.S. Treasury Notes, 1.750%, due 5/15/23, value $9,812,051	0.240%	7/01/22	$9,619,591
	Total Short-Term Investments (cost $9,619,591)			9,619,591
	Total Investments (cost $373,799,086) – 146.2%			401,275,026
	Borrowings – (45.0)% (5), (6)			(123,400,000)
	Other Assets Less Liabilities – (1.3)% (7)			(3,505,569)
	Net Assets Applicable to Common Shares – 100%			$274,369,457

Investments in Derivatives

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (8)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$72,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$1,458,240	$1,458,240

JRS	Nuveen Real Estate Income Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(3)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2.

(5)	Borrowings as a percentage of Total Investments is 30.8%.

(6)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period investments with a value of $270,167,782 have been pledged as collateral for borrowings.

(7)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(8)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

LIBOR	London Inter-Bank Offered Rate

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

JRI	Nuveen Real Asset Income and Growth Fund Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 141.1% (96.0% of Total Investments)

	COMMON STOCKS – 39.3% (26.7% of Total Investments)

	Air Freight & Logistics – 0.0%

3,981	Oesterreichische Post AG, (2)	$113,882

	Capital Markets – 0.3%

822,377	Greencoat Renewables PLC	1,016,936

	Diversified Financial Services – 0.3%

928,718	Sdcl Energy Efficiency Income Trust PLC, (2)	1,316,360

	Diversified Telecommunication Services – 1.7%

1,799,130	HKBN Ltd	2,042,903
408,197	HKT Trust & HKT Ltd, (2)	548,226
6,086,044	NetLink NBN Trust	4,249,235
	Total Diversified Telecommunication Services	6,840,364

	Electric Utilities – 7.9%

197,333	Cia de Transmissao de Energia Eletrica Paulista, (2)	866,109
241,732	CK Infrastructure Holdings Ltd, (2)	1,484,943
65,049	CLP Holdings Ltd, (2)	540,576
237,013	Contact Energy Ltd, (2)	1,076,028
131,772	Emera Inc	6,172,974
171,766	Endesa SA, (2)	3,249,367
662,935	Enel SpA, (2)	3,635,681
147,292	OGE Energy Corp	5,679,580
17,892	Pinnacle West Capital Corp	1,308,263
183,943	Red Electrica Corp SA, (2)	3,481,962
221,182	SSE PLC, (2)	4,365,099
	Total Electric Utilities	31,860,582

	Equity Real Estate Investment Trust – 0.4%

238,801	Nexus Industrial REIT	1,797,686

	Gas Utilities – 3.2%

339,785	APA Group, (2)	2,646,168
188,393	Enagas SA, (2)	4,166,601
224,924	Italgas SpA, (2)	1,312,509
3,203	Naturgy Energy Group SA, (2)	92,553
858,782	Snam SpA, (2)	4,505,484
	Total Gas Utilities	12,723,315

	Health Care Providers & Services – 0.5%

73,820	Chartwell Retirement Residences	639,444
117,057	Sienna Senior Living Inc	1,181,301
	Total Health Care Providers & Services	1,820,745

	Household Durables – 0.3%

51,708	Persimmon PLC, (2)	1,176,455

	Independent Power & Renewable Electricity Producers – 1.7%

1,583	Atlantica Sustainable Infrastructure PLC	51,068
675	Canadian Solar Infrastructure Fund Inc, (2)	609,292
47,400	Capital Power Corp	1,657,453
81,966	Clearway Energy Inc	2,620,453
11,347	NextEra Energy Partners LP	841,493
85,172	TransAlta Renewables Inc	1,088,471
	Total Independent Power & Renewable Electricity Producers	6,868,230

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Value

	Industrial Conglomerates – 0.1%

398,652	NWS Holdings Ltd, (2)	$378,784

	Media – 0.3%

116,044	SES SA, (2)	1,015,741

	Multi-Utilities – 3.5%

54,808	ACEA SpA, (2)	812,482
182,184	Algonquin Power & Utilities Corp	2,448,557
90,005	Canadian Utilities Ltd	2,684,347
71,648	E.ON SE, (2)	603,497
87,209	National Grid PLC ADR	5,641,550
517,591	REN - Redes Energeticas Nacionais SGPS SA, (2)	1,558,236
183,804	Vector Ltd, (2)	478,617
	Total Multi-Utilities	14,227,286

	Oil, Gas & Consumable Fuels – 12.5%

99,584	DT Midstream Inc	4,881,608
220,460	Enbridge Inc	9,316,640
45,211	Energy Transfer LP	451,206
108,866	Enterprise Products Partners LP	2,653,064
140,503	Gibson Energy Inc	2,602,231
64,259	Keyera Corp	1,467,693
440,802	Kinder Morgan Inc	7,387,841
26,635	Magellan Midstream Partners LP	1,272,088
49,628	ONEOK Inc	2,754,354
95,702	Pembina Pipeline Corp	3,382,878
65,209	Plains GP Holdings LP	672,957
78,672	TC Energy Corp	4,075,395
301,580	Williams Cos Inc/The	9,412,312
	Total Oil, Gas & Consumable Fuels	50,330,267

	Real Estate Management & Development – 3.6%

159,974	Amot Investments Ltd, (2)	966,822
2,073,506	Ascendas India Trust, (2)	1,747,390
48,896	Cibus Nordic Real Estate AB, (2)	756,672
923,418	Corp Inmobiliaria Vesta SAB de CV	1,721,981
63,979	DIC Asset AG, (2)	707,902
267,958	Hongkong Land Holdings Ltd, (2)	1,345,721
68,788	Kennedy-Wilson Holdings Inc	1,302,845
2,924	LEG Immobilien SE, (2)	243,340
10,236	New World Development Co Ltd, (2)	36,871
445,759	Sino Land Co Ltd, (2)	658,241
273,712	Sun Hung Kai Properties Ltd, (2)	3,240,765
112,099	TAG Immobilien AG, (2)	1,283,468
17,154	Vonovia SE, (2)	530,752
	Total Real Estate Management & Development	14,542,770

	Road & Rail – 0.4%

568,745	Aurizon Holdings Ltd, (2)	1,495,816

	Transportation Infrastructure – 2.2%

57,887	Atlantia SpA, (2)	1,358,866
495,909	Atlas Arteria Ltd, (2)	2,763,073
530,827	China Merchants Port Holdings Co Ltd, (2)	904,093
1,071,274	COSCO SHIPPING Ports Ltd, (2)	757,594
793,668	Dalrymple Bay Infrastructure Ltd	1,079,224
27,367	Enav SpA, 144A, (2), (3)	114,791
11,911	Grupo Aeroportuario del Pacifico SAB de CV ADR	1,662,537
94,097	Jiangsu Expressway Co Ltd, (2), (3)	94,925
	Total Transportation Infrastructure	8,735,103

Shares	Description (1)	Value

	Water Utilities – 0.4%

1,299,483	Guangdong Investment Ltd, (2)	$1,373,594
24,056	United Utilities Group PLC, (2)	299,456
	Total Water Utilities	1,673,050
	Total Common Stocks (cost $148,601,652)	157,933,372

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 32.1% (21.9% of Total Investments)

	Diversified – 5.6%

504,388	Abacus Property Group, (2)	$896,691
79,313	Armada Hoffler Properties Inc	1,018,379
117,376	Broadstone Net Lease Inc	2,407,382
178,019	Charter Hall Long Wale REIT, (2)	525,981
9,980	Essential Properties Realty Trust Inc	214,470
9,371	Gecina SA, (2)	879,468
50,669	Global Net Lease Inc	717,473
248,268	GPT Group/The, (2)	725,609
317,799	Growthpoint Properties Australia Ltd, (2)	750,152
1,967,460	Home Reit PLC	2,720,708
421	Hulic Reit Inc, (2)	496,582
43,246	ICADE, (2)	2,122,295
220,250	LXI REIT Plc, (2)	381,534
315,909	Mirvac Group, (2)	431,814
4,592	Star Asia Investment Corp	2,078,042
741,623	Stockland, (2)	1,851,673
528,370	Stride Property Group, (2)	546,949
865	United Urban Investment Corp, (2)	909,322
35,146	WP Carey Inc	2,912,198
	Total Diversified	22,586,722

	Health Care – 2.8%

501,387	Assura PLC	399,161
42,776	CareTrust REIT Inc	788,790
81,222	Global Medical REIT Inc	912,123
6,610	Healthpeak Properties Inc	171,265
20,856	Medical Properties Trust Inc	318,471
362,011	NorthWest Healthcare Properties Real Estate Investment Trust	3,391,744
227,529	Physicians Realty Trust	3,970,381
528,179	Target Healthcare REIT PLC	696,961
7,710	Universal Health Realty Income Trust	410,249
	Total Health Care	11,059,145

	Industrial – 4.4%

576,197	Centuria Industrial REIT, (2)	1,120,711
262,153	Dexus Industria REIT, (2)	489,041
266,881	Dream Industrial Real Estate Investment Trust	2,504,601
2,275,050	Frasers Logistics & Commercial Trust, (2)	2,179,356
28,113	Industrial Logistics Properties Trust	395,831
57,058	Intervest Offices & Warehouses NV	1,494,848
2,060,824	Mapletree Industrial Trust, (2)	3,857,943
743,813	Mapletree Logistics Trust, (2)	900,130
780,770	PLA Administradora Industrial S de RL de CV	1,048,300
7,451	Plymouth Industrial REIT Inc	130,691
45,783	STAG Industrial Inc	1,413,779
1,050,997	Urban Logistics REIT PLC, (2)	2,071,265
	Total Industrial	17,606,496

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Value

	Mortgage – 1.8%

115,712	Ares Commercial Real Estate Corp	$1,415,158
44,918	Blackstone Mortgage Trust Inc	1,242,881
120,729	KKR Real Estate Finance Trust Inc	2,106,721
121,103	Starwood Property Trust Inc	2,529,842
	Total Mortgage	7,294,602

	Office – 4.6%

208,601	Brandywine Realty Trust	2,010,914
530,514	Centuria Office REIT, (2)	623,724
20,166	Covivio, (2)	1,126,627
2,532,839	Cromwell Property Group, (2)	1,321,685
163,491	Dexus, (2)	1,005,381
127,846	Easterly Government Properties Inc	2,434,188
1,369,015	GDI Property Group Partnership, (2)	859,995
3,948	Highwoods Properties Inc	134,982
1,134	Ichigo Office REIT Investment Corp, (2)	707,093
43,222	NSI NV, (2)	1,488,043
66	Orix JREIT Inc, (2)	89,666
140,019	Piedmont Office Realty Trust Inc	1,837,049
112,255	Postal Realty Trust Inc	1,672,600
25,624	SL Green Realty Corp	1,182,548
308,984	True North Commercial Real Estate Investment Trust	1,507,473
23,811	Vornado Realty Trust	680,756
	Total Office	18,682,724

	Residential – 0.2%

21,958	Apartment Income REIT Corp	913,452

	Retail – 8.0%

590,681	CapitaLand China Trust, (2)	489,160
1,465,102	CapitaLand Integrated Commercial Trust, (2)	2,290,276
169,665	Choice Properties Real Estate Investment Trust	1,851,921
207,794	Crombie Real Estate Investment Trust	2,603,882
2,191,130	Fortune Real Estate Investment Trust, (2)	1,817,527
934,668	Frasers Centrepoint Trust, (2)	1,541,797
718	Kenedix Retail REIT Corp, (2)	1,457,359
171,806	Link REIT, (2)	1,403,889
423,826	Mapletree Commercial Trust, (2)	558,587
30,325	National Retail Properties Inc	1,303,975
23,360	Realty Income Corp	1,594,554
108,518	RioCan Real Estate Investment Trust	1,687,796
3,713	Saul Centers Inc	174,919
2,298,333	Scentre Group, (2)	4,126,770
42,091	Simon Property Group Inc	3,995,278
33,702	Spirit Realty Capital Inc	1,273,262
707,682	Supermarket Income Reit PLC	1,029,446
65,935	Urstadt Biddle Properties Inc	1,068,147
1,120,737	Waypoint REIT Ltd, (2)	1,797,780
	Total Retail	32,066,325

	Specialized – 4.7%

109,028	Four Corners Property Trust Inc	2,899,054
116,216	Gaming and Leisure Properties Inc	5,329,666
26,191	Iron Mountain Inc	1,275,240
44,978	National Storage Affiliates Trust	2,252,048
2,063	Public Storage	645,038
218,544	VICI Properties Inc	6,510,426
	Total Specialized	18,911,472
	Total Real Estate Investment Trust Common Stocks (cost $133,557,273)	129,120,938

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		CORPORATE BONDS – 27.9% (19.0% of Total Investments)

		Air Freight & Logistics – 0.3%

$1,500		Cargo Aircraft Management Inc, 144A	4.750%	2/01/28	BB	$1,367,910

		Building Products – 0.4%

1,600		Advanced Drainage Systems Inc, 144A	6.375%	6/15/30	Ba2	1,562,512

		Capital Markets – 0.2%

1,150		Hunt Cos Inc, 144A	5.250%	4/15/29	BB-	977,500

		Chemicals – 0.0%

100		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	11.000%	4/15/25	B-	95,179

		Commercial Services & Supplies – 0.9%

500		Adani Ports & Special Economic Zone Ltd, 144A	4.200%	8/04/27	BBB-	465,530
85		Clean Harbors Inc, 144A	4.875%	7/15/27	BB	77,775
800		Clean Harbors Inc, 144A	5.125%	7/15/29	BB	726,000
750		Covanta Holding Corp, 144A	4.875%	12/01/29	B	610,290
475		GFL Environmental Inc, 144A	3.500%	9/01/28	BB-	407,312
1,150		GFL Environmental Inc, 144A	4.750%	6/15/29	B-	951,625
345		Stericycle Inc, 144A	3.875%	1/15/29	BB	282,038
4,105		Total Commercial Services & Supplies				3,520,570

		Communications Equipment – 0.3%

225		Liquid Telecommunications Financing Plc, 144A	5.500%	9/04/26	B1	196,821
1,175		Viasat Inc, 144A	6.500%	7/15/28	BB-	809,364
1,400		Total Communications Equipment				1,006,185

		Construction & Engineering – 0.3%

600		GMR Hyderabad International Airport Ltd, 144A	5.375%	4/10/24	BB+	580,800
300		GMR Hyderabad International Airport Ltd, 144A	4.250%	10/27/27	BB+	251,400
600		IHS Netherlands Holdco BV, 144A	8.000%	9/18/27	BB-	525,540
1,500		Total Construction & Engineering				1,357,740

		Diversified Financial Services – 0.5%

350		Cometa Energia SA de CV, 144A	6.375%	4/24/35	Baa3	338,464
325		Indian Railway Finance Corp Ltd, 144A	3.570%	1/21/32	BBB-	277,625
650		Minejesa Capital BV, 144A	5.625%	8/10/37	Baa3	525,869
5,765	BRL	Swiss Insured Brazil Power Finance Sarl, 144A	9.850%	7/16/32	AAA	947,271
		Total Diversified Financial Services				2,089,229

		Diversified Telecommunication Services – 0.9%

600		Altice France SA/France, 144A	5.500%	1/15/28	B	483,516
775		Altice France SA/France, 144A	5.125%	7/15/29	B	585,125
200		Cablevision Lightpath LLC, 144A	3.875%	9/15/27	B+	165,500
1,405		Cellnex Finance Co SA, 144A	3.875%	7/07/41	BBB-	962,158
750		Frontier Communications Holdings LLC, 144A	6.000%	1/15/30	BB-	577,088
385		Iliad Holding SASU, 144A	6.500%	10/15/26	BB-	346,488
455		Iliad Holding SASU, 144A	7.000%	10/15/28	BB-	395,821
4,570		Total Diversified Telecommunication Services				3,515,696

		Electric Utilities – 2.0%

289		Acwa Power Management And Investments One Ltd, 144A	5.950%	12/15/39	Baa3	292,314
700		Adani Green Energy UP Ltd / Prayatna Developers Pvt Ltd / Parampujya Solar Energ, 144A	6.250%	12/10/24	BB+	668,500
350		Adani Transmission Step-One Ltd, 144A	4.250%	5/21/36	BBB-	293,924
200		Cikarang Listrindo Tbk PT, 144A	4.950%	9/14/26	BB+	185,278
925		Clearway Energy Operating LLC, 144A	3.750%	2/15/31	BB	745,754
410		CMS Energy Corp	3.750%	12/01/50	BBB-	313,416
600		Consorcio Transmantaro SA, 144A	5.200%	4/11/38	BBB	535,500

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Electric Utilities (continued)

600	EUR	EDP—Energias de Portugal SA, Reg S	4.496%	4/30/79	BB+	$608,335
325		Electricidad Firme de Mexico Holdings SA de CV, 144A	4.900%	11/20/26	Ba2	265,893
1,800,000	COP	Empresas Publicas de Medellin ESP, 144A	8.375%	11/08/27	Baa3	340,723
600		Lamar Funding Ltd, 144A	3.958%	5/07/25	BB	568,454
610		LLPL Capital Pte Ltd, 144A	6.875%	2/04/39	Baa3	567,526
675	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB-	775,253
183		NRG Energy Inc	6.625%	1/15/27	BB+	179,226
675		Pacific Gas and Electric Co	3.300%	8/01/40	BBB-	465,388
395		Pattern Energy Operations LP / Pattern Energy Operations Inc, 144A	4.500%	8/15/28	BB-	343,650
220		PPL Capital Funding Inc	4.915%	3/30/67	BBB	162,250
500		ReNew Wind Energy AP2 / ReNew Power Pvt Ltd other 9 Subsidiaries, 144A	4.500%	7/14/28	Ba3	391,339
510		Southern California Edison Co, (3-Month LIBOR reference rate + 4.199% spread), (6)	4.516%	N/A (7)	BB+	469,405
		Total Electric Utilities				8,172,128

		Electrical Equipment – 0.2%

1,065		Vertiv Group Corp, 144A	4.125%	11/15/28	BB-	864,695

		Energy Equipment & Services – 0.1%

325		Archrock Partners LP / Archrock Partners Finance Corp, 144A	6.250%	4/01/28	B+	287,723
350		Galaxy Pipeline Assets Bidco Ltd, 144A	3.250%	9/30/40	Aa2	276,247
675		Total Energy Equipment & Services				563,970

		Equity Real Estate Investment Trust – 6.2%

2,300		American Tower Corp	2.300%	9/15/31	BBB+	1,821,747
2,000		Brixmor Operating Partnership LP	2.500%	8/16/31	BBB	1,568,324
2,300		Crown Castle International Corp	2.100%	4/01/31	BBB+	1,829,356
565		CTR Partnership LP / CareTrust Capital Corp, 144A	3.875%	6/30/28	BB+	482,510
1,000		Equinix Inc	2.500%	5/15/31	BBB+	810,313
625		GLP Capital LP / GLP Financing II Inc	4.000%	1/15/31	BBB-	539,018
1,550		Goodman US Finance Five LLC, 144A	4.625%	5/04/32	BBB+	1,520,362
770		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.375%	6/15/26	Baa3	662,200
1,175		HAT Holdings I LLC / HAT Holdings II LLC, 144A	3.750%	9/15/30	Baa3	937,063
485		Iron Mountain Inc, 144A	5.250%	3/15/28	BB-	435,380
300		Iron Mountain Inc, 144A	4.500%	2/15/31	BB-	245,144
850		Iron Mountain Information Management Services Inc, 144A	5.000%	7/15/32	BB-	686,046
1,500		Mid-America Apartments LP	1.700%	2/15/31	A-	1,186,315
2,025		MPT Operating Partnership LP / MPT Finance Corp	3.500%	3/15/31	BBB-	1,596,024
650		Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, 144A	4.875%	5/15/29	B+	558,132
1,600		RHP Hotel Properties LP / RHP Finance Corp, 144A	4.500%	2/15/29	B+	1,356,638
560		RLJ Lodging Trust LP, 144A	3.750%	7/01/26	BB-	485,278
560		RLJ Lodging Trust LP, 144A	4.000%	9/15/29	BB-	459,991
2,475		SBA Communications Corp	3.125%	2/01/29	BB-	2,025,787
1,460		Scentre Group Trust 2, 144A	5.125%	9/24/80	BBB+	1,203,680
2,200		VICI Properties LP	5.125%	5/15/32	BBB-	2,073,148
555		VICI Properties LP / VICI Note Co Inc, 144A	4.500%	1/15/28	BBB-	505,769
1,660		Welltower Inc	3.850%	6/15/32	BBB+	1,512,722
440		XHR LP, 144A	4.875%	6/01/29	B+	377,457
29,605		Total Equity Real Estate Investment Trust				24,878,404

		Gas Utilities – 0.8%

745	CAD	AltaGas Ltd	5.250%	1/11/82	BB+	489,899
800		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.375%	4/01/26	B	694,548
875		Ferrellgas LP / Ferrellgas Finance Corp, 144A	5.875%	4/01/29	B	710,310
1,150		National Gas Co of Trinidad & Tobago Ltd, 144A	6.050%	1/15/36	BBB-	1,081,000
275		Superior Plus LP / Superior General Partner Inc, 144A	4.500%	3/15/29	BB-	233,750
		Total Gas Utilities				3,209,507

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Health Care Providers & Services – 0.8%

$1,070		Encompass Health Corp	4.750%	2/01/30	B+	$896,703
180		Encompass Health Corp	4.625%	4/01/31	B+	145,750
1,725		Tenet Healthcare Corp, 144A	6.125%	10/01/28	B+	1,476,221
935		Tenet Healthcare Corp, 144A	6.125%	6/15/30	BB-	862,612
3,910		Total Health Care Providers & Services				3,381,286

		Hotels, Restaurants & Leisure – 1.0%

1,075		CDI Escrow Issuer Inc, 144A	5.750%	4/01/30	B+	978,250
750		Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	4.625%	1/15/29	B	639,375
200		Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc, 144A	6.750%	7/15/30	CCC+	153,500
1,000		Hilton Domestic Operating Co Inc, 144A	4.000%	5/01/31	N/R	831,000
620		Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Esc, 144A	5.000%	6/01/29	BB-	502,200
750		Marriott International Inc/MD	2.750%	10/15/33	BBB	589,783
425		Marriott Ownership Resorts Inc, 144A	4.500%	6/15/29	B+	353,463
4,820		Total Hotels, Restaurants & Leisure				4,047,571

		Independent Power & Renewable Electricity Producers – 1.8%

599		Alfa Desarrollo SpA, 144A	4.550%	9/27/51	BBB-	429,339
745		Atlantica Sustainable Infrastructure PLC, 144A	4.125%	6/15/28	BB+	648,732
337		Azure Power Energy Ltd, 144A	3.575%	8/19/26	BB+	278,201
1,530		Clearway Energy Operating LLC, 144A	3.750%	1/15/32	BB	1,212,525
600		EnfraGen Energia Sur SA / EnfraGen Spain SA / Prime Energia SpA, 144A	5.375%	12/30/30	BBB-	405,000
300		Israel Electric Corp Ltd, Reg S, 144A	3.750%	2/22/32	BBB+	268,346
525		NRG Energy Inc, 144A	5.250%	6/15/29	BB+	468,562
485	GBP	SSE PLC, Reg S	3.740%	N/A (7)	BBB-	527,071
1,435		TerraForm Power Operating LLC, 144A	4.750%	1/15/30	BB-	1,229,063
389		UEP Penonome II SA, 144A	6.500%	10/01/38	BB	362,196
1,250		Vistra Operations Co LLC, 144A	5.125%	5/13/25	BBB-	1,237,694
		Total Independent Power & Renewable Electricity Producers				7,066,729

		Internet Software & Services – 0.3%

1,350		Cogent Communications Group Inc, 144A	3.500%	5/01/26	BB	1,242,000

		Machinery – 0.2%

775		WASH Multifamily Acquisition Inc, 144A	5.750%	4/15/26	B-	730,437

		Media – 1.3%

2,000		CCO Holdings LLC / CCO Holdings Capital Corp	4.500%	5/01/32	BB+	1,619,400
575		Directv Financing LLC / Directv Financing Co-Obligor Inc, 144A	5.875%	8/15/27	BBB-	490,515
595		DISH DBS Corp, 144A	5.250%	12/01/26	Ba3	466,385
800		DISH DBS Corp, 144A	5.750%	12/01/28	Ba3	592,328
625		Lamar Media Corp	3.750%	2/15/28	BB	554,831
1,880		VZ Secured Financing BV, 144A	5.000%	1/15/32	BB	1,560,400
6,475		Total Media				5,283,859

		Mortgage Real Estate Investment Trust – 0.9%

2,310		Blackstone Mortgage Trust Inc, 144A	3.750%	1/15/27	Ba2	1,882,650
280		Starwood Property Trust Inc, 144A	3.750%	12/31/24	BB+	254,800
250		Starwood Property Trust Inc	4.750%	3/15/25	BB+	230,912
750		Starwood Property Trust Inc, 144A	3.625%	7/15/26	BB+	635,625
500		Starwood Property Trust Inc, 144A	4.375%	1/15/27	BB+	434,030
4,090		Total Mortgage Real Estate Investment Trust				3,438,017

		Oil, Gas & Consumable Fuels – 5.2%

600		Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	7.875%	5/15/26	BB	599,334

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Oil, Gas & Consumable Fuels (continued)

$450		Calumet Specialty Products Partners LP / Calumet Finance Corp, 144A	8.125%	1/15/27	B-	$380,427
510		CNX Midstream Partners LP, 144A	4.750%	4/15/30	BB	428,400
1,365		Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp, 144A	5.625%	5/01/27	BB	1,214,850
745		DT Midstream Inc, 144A	4.375%	6/15/31	BB+	623,938
163		Energean Israel Finance Ltd, Reg S, 144A	5.375%	3/30/28	BB-	138,160
350		EnLink Midstream LLC, 144A	5.625%	1/15/28	BB+	321,043
850		EnLink Midstream LLC	5.375%	6/01/29	BB+	743,927
205		EQM Midstream Partners LP, 144A	7.500%	6/01/27	BB	197,733
450		EQM Midstream Partners LP	5.500%	7/15/28	BB	388,517
395		EQM Midstream Partners LP, 144A	7.500%	6/01/30	BB	379,455
525		EQM Midstream Partners LP, 144A	4.750%	1/15/31	BB	418,688
305		Genesis Energy LP / Genesis Energy Finance Corp	5.625%	6/15/24	B	285,708
220	CAD	Gibson Energy Inc	5.250%	12/22/80	BB	148,353
550		Hess Midstream Operations LP, 144A	5.625%	2/15/26	BB+	523,875
730		Hess Midstream Operations LP, 144A	5.500%	10/15/30	BB+	655,175
320		Holly Energy Partners LP / Holly Energy Finance Corp, 144A	6.375%	4/15/27	BB+	301,203
425	CAD	Keyera Corp	6.875%	6/13/79	BB	317,822
1,120	CAD	Keyera Corp	5.950%	3/10/81	BB	765,606
1,560		Kinetik Holdings LP, 144A	5.875%	6/15/30	BB+	1,486,079
500		Leviathan Bond Ltd, Reg S, 144A	6.750%	6/30/30	BB	449,784
350		MPLX LP	6.875%	N/A (7)	BB+	332,388
875		New Fortress Energy Inc, 144A	6.500%	9/30/26	BB-	792,541
575		NGL Energy Operating LLC / NGL Energy Finance Corp, 144A	7.500%	2/01/26	BB-	517,500
200		Oleoducto Central SA, 144A	4.000%	7/14/27	Baa3	166,857
1,444	CAD	Pembina Pipeline Corp	4.800%	1/25/81	BB+	934,977
700		Peru LNG Srl, 144A	5.375%	3/22/30	B+	565,250
450		Plains All American Pipeline LP	6.125%	N/A (7)	BB	319,500
200		Promigas SA ESP / Gases del Pacifico SAC, 144A	3.750%	10/16/29	Baa3	161,274
625		Sunoco LP / Sunoco Finance Corp	5.875%	3/15/28	BB	569,848
935		Sunoco LP / Sunoco Finance Corp, 144A	4.500%	4/30/30	BB	754,904
2,250		Targa Resources Corp, (WI/DD, Settling 7/07/22)	5.200%	7/01/27	BBB-	2,259,731
500		Targa Resources Corp, (WI/DD, Settling 7/07/22)	6.250%	7/01/52	BBB-	501,577
255	CAD	Transcanada Trust	4.200%	3/04/81	BBB	161,950
640		TransMontaigne Partners LP / TLP Finance Corp	6.125%	2/15/26	B-	565,600
519		Tullow Oil PLC, 144A	10.250%	5/15/26	B2	495,645
500		USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB-	443,750
500		Western Midstream Operating LP	5.300%	2/01/30	BBB-	432,500
		Total Oil, Gas & Consumable Fuels				20,743,869

		Real Estate Management & Development – 0.9%

950		Cushman & Wakefield US Borrower LLC, 144A	6.750%	5/15/28	BB	882,313
475		Howard Hughes Corp/The, 144A	4.125%	2/01/29	BB	366,362
525		Howard Hughes Corp/The, 144A	4.375%	2/01/31	BB	388,543
550		Kennedy-Wilson Inc	4.750%	3/01/29	BB	445,500
1,025		Kennedy-Wilson Inc	5.000%	3/01/31	BB	794,375
725	EUR	Peach Property Finance GmbH, 144A	4.375%	11/15/25	BB+	581,425
		Total Real Estate Management & Development				3,458,518

		Road & Rail – 0.4%

200		ENA Master Trust, 144A	4.000%	5/19/48	BBB	155,256
670		First Student Bidco Inc / First Transit Parent Inc, 144A	4.000%	7/31/29	BB+	535,859
500		Rumo Luxembourg Sarl, 144A	5.250%	1/10/28	BB	468,750
300		Rumo Luxembourg Sarl, 144A	4.200%	1/18/32	Ba2	239,250
1,670		Total Road & Rail				1,399,115

		Specialty Retail – 0.3%

250		Asbury Automotive Group Inc, 144A	4.625%	11/15/29	BB	206,563
500		Asbury Automotive Group Inc, 144A	5.000%	2/15/32	BB	408,750
545		LCM Investments Holdings II LLC, 144A	4.875%	5/01/29	BB-	414,799
1,295		Total Specialty Retail				1,030,112

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Trading Companies & Distributors – 0.8%

$870		Albion Financing 1 SARL / Aggreko Holdings Inc, 144A	6.125%	10/15/26	BB+	$744,570
1,140		Albion Financing 2SARL, 144A	8.750%	4/15/27	BB-	954,750
860		NESCO Holdings II Inc, 144A	5.500%	4/15/29	B	720,250
1,125		United Rentals North America Inc	3.875%	2/15/31	BB+	949,036
3,995		Total Trading Companies & Distributors				3,368,606

		Transportation Infrastructure – 0.5%

200		Aeropuerto Internacional de Tocumen SA, 144A	4.000%	8/11/41	BBB	162,235
400		Aeropuerto Internacional de Tocumen SA, 144A	5.125%	8/11/61	BBB	315,826
1,025		Aeropuertos Dominicanos Siglo XXI SA, 144A	6.750%	3/30/29	BB-	935,774
399		Autopistas del Sol SA/Costa Rica, 144A	7.375%	12/30/30	B	379,268
200		DP World Ltd/United Arab Emirates, 144A	5.625%	9/25/48	Baa3	187,097
2,224		Total Transportation Infrastructure				1,980,200

		Wireless Telecommunication Services – 0.4%

450		America Movil SAB de CV, 144A	5.375%	4/04/32	A-	399,375
250		CT Trust, 144A	5.125%	2/03/32	Ba1	200,313
400		Telefonica Moviles Chile SA, 144A	3.537%	11/18/31	BBB+	336,000
965		Vmed O2 UK Financing I PLC, 144A	4.750%	7/15/31	BB+	779,575
2,065		Total Wireless Telecommunication Services				1,715,263
		Total Corporate Bonds (cost $128,927,210)				112,066,807

Shares		Description (1)	Coupon		Ratings (5)	Value

		$25 PAR (OR SIMILAR) RETAIL PREFERRED – 18.2% (12.4% of Total Investments)

		Diversified Financial Services – 0.2%

27,235		Brookfield Finance Inc	4.625%		BBB	$472,453
16,242		National Rural Utilities Cooperative Finance Corp	5.500%		A3	390,133
		Total Diversified Financial Services				862,586

		Electric Utilities – 2.1%

13,921		CMS Energy Corp	5.875%		BBB-	324,638
44,595		DTE Energy Co	4.375%		BBB-	868,265
28,715		Duke Energy Corp	5.750%		BBB-	723,905
6,665		Duke Energy Corp	5.625%		BBB-	167,958
18,713		Entergy Arkansas LLC	4.875%		A	453,790
7,614		Entergy Louisiana LLC	4.875%		A	184,411
9,627		Entergy Mississippi LLC	4.900%		A	236,054
644		Entergy New Orleans LLC	5.500%		BBB	15,784
15,497		Entergy Texas Inc	5.375%		BBB-	389,285
45,869		Georgia Power Co	5.000%		Baa2	1,124,249
30,372		Integrys Holding Inc, (2), (3)	6.000%		BBB	683,370
7,151		Southern Co/The	5.250%		BBB-	168,192
77,025		Southern Co/The	4.950%		BBB-	1,683,227
87,377		Southern Co/The	4.200%		BBB-	1,664,532
		Total Electric Utilities				8,687,660

		Equity Real Estate Investment Trust – 11.1%

104,445		Agree Realty Corp	4.250%		Baa2	1,885,232
80,686		American Homes 4 Rent	5.875%		BB+	1,972,773
5,208		American Homes 4 Rent	6.250%		BB+	132,127
61,499		Armada Hoffler Properties Inc	6.750%		N/R	1,512,260
97,177		Centerspace	6.625%		N/R	2,505,223
24,635		Chatham Lodging Trust	6.625%		N/R	540,246
33,621		City Office REIT Inc	6.625%		N/R	711,757

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value

	Equity Real Estate Investment Trust (continued)

51,412	DiamondRock Hospitality Co	8.250%	N/R	$1,318,718
57,310	Digital Realty Trust Inc	5.250%	Baa3	1,389,767
48,479	Digital Realty Trust Inc	5.850%	Baa3	1,215,369
69,199	Digital Realty Trust Inc	5.200%	Baa3	1,646,244
875	DigitalBridge Group Inc	7.125%	N/R	18,916
15,015	Federal Realty OP LP	5.000%	Baa2	379,579
1,481	Global Net Lease Inc	7.250%	BB-	34,818
108,925	Hudson Pacific Properties Inc	4.750%	Baa3	2,075,021
81,399	Kimco Realty Corp	5.250%	Baa2	1,944,215
4,533	Kimco Realty Corp	5.125%	Baa2	109,472
2,207	Mid-America Apartment Communities Inc	8.500%	BBB	129,109
38,675	National Storage Affiliates Trust	6.000%	N/R	959,140
65,041	Pebblebrook Hotel Trust	6.300%	N/R	1,348,300
32,474	Pebblebrook Hotel Trust	6.375%	N/R	665,717
43,143	Pebblebrook Hotel Trust	5.700%	N/R	810,657
22,554	PS Business Parks Inc	5.200%	BBB	421,083
71,805	PS Business Parks Inc	4.875%	Baa2	1,273,103
1,861	Public Storage	5.150%	A3	45,241
3,319	Public Storage	5.050%	A3	79,523
54,658	Public Storage	4.875%	A3	1,247,842
18,307	Public Storage	4.750%	A3	409,528
22,857	Public Storage	4.700%	A3	504,683
44,419	Public Storage	4.625%	A3	976,774
3,575	Public Storage	4.125%	A3	69,570
1,656	Public Storage	3.900%	A3	29,543
4,500	Public Storage	3.875%	A3	81,585
23,053	Public Storage	4.000%	A3	421,178
40,220	Public Storage	4.000%	A3	728,384
46,081	Public Storage	4.100%	A3	883,834
463	Public Storage	3.950%	A3	8,445
162	Rexford Industrial Realty Inc	5.875%	BB+	4,026
83,804	Rexford Industrial Realty Inc	5.625%	BB+	2,062,416
22,519	Saul Centers Inc	6.125%	N/R	522,619
34,046	Saul Centers Inc	6.000%	N/R	770,291
40,759	SITE Centers Corp	6.375%	BB+	993,297
657	SL Green Realty Corp	6.500%	BB	16,412
6,968	Spirit Realty Capital Inc	6.000%	Baa3	166,744
56,140	Summit Hotel Properties Inc	6.250%	N/R	1,129,537
29,723	Summit Hotel Properties Inc	5.875%	N/R	564,737
45,340	Sunstone Hotel Investors Inc	6.125%	N/R	930,377
49,071	Sunstone Hotel Investors Inc	5.700%	N/R	1,010,863
396	UMH Properties Inc	6.375%	N/R	9,991
37,710	Urstadt Biddle Properties Inc	6.250%	N/R	868,838
36,797	Urstadt Biddle Properties Inc	5.875%	N/R	792,607
102,955	Vornado Realty Trust	5.250%	Ba1	2,040,568
72,929	Vornado Realty Trust	5.250%	Ba1	1,426,491
41,202	Vornado Realty Trust	4.450%	Ba1	702,082
	Total Equity Real Estate Investment Trust			44,496,872

	Gas Utilities – 0.4%

15,299	AltaGas Ltd	5.290%	BB	372,531
28,715	South Jersey Industries Inc	5.625%	BB+	499,641
31,964	Spire Inc	5.900%	BBB	785,675
	Total Gas Utilities			1,657,847

	Independent Power & Renewable Electricity Producers – 0.6%

43,659	Brookfield BRP Holdings Canada Inc	4.625%	BBB-	743,513
74,724	Brookfield Renewable Partners LP	5.250%	BBB-	1,554,633
	Total Independent Power & Renewable Electricity Producers			2,298,146

Shares		Description (1)	Coupon		Ratings (5)	Value

		Multi-Utilities – 2.6%

15,221		Algonquin Power & Utilities Corp	6.200%		BB+	$371,088
26,250		BIP Bermuda Holdings I Ltd	5.125%		BBB-	560,700
13,976		Brookfield Infrastructure Finance ULC	5.000%		BBB-	255,342
75,099		Brookfield Infrastructure Partners LP	5.125%		BBB-	1,403,976
22,013		Brookfield Infrastructure Partners LP	5.000%		BBB-	403,498
49,111		CMS Energy Corp	5.875%		BBB-	1,169,824
413		CMS Energy Corp	5.625%		BBB-	10,160
65,993		CMS Energy Corp	4.200%		BBB-	1,172,696
27,389		DTE Energy Co	5.250%		BBB-	651,858
51,551		DTE Energy Co	4.375%		BBB-	978,438
29,402		NiSource Inc	6.500%		BBB-	767,392
116,886		Sempra Energy	5.750%		BBB-	2,759,678
		Total Multi-Utilities				10,504,650

		Oil, Gas & Consumable Fuels – 0.1%

13,706		NuStar Energy LP	7.625%		B2	282,206

		Real Estate Management & Development – 1.1%

69,251		Brookfield Property Partners LP	6.375%		BB	1,364,937
77,571		Brookfield Property Partners LP	6.500%		BB	1,547,542
87,974		Brookfield Property Partners LP	5.750%		BB	1,502,596
		Total Real Estate Management & Development				4,415,075

		Trading Companies & Distributors – 0.0%

1,371		Fortress Transportation and Infrastructure Investors LLC	8.250%		B	30,066
		Total $25 Par (or similar) Retail Preferred (cost $83,573,507)				73,235,108

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 14.2% (9.6% of Total Investments)

		Diversified Financial Services – 0.4%

$285		National Rural Utilities Cooperative Finance Corp	5.250%	4/20/46	A3	$262,123
1,600		Transcanada Trust	5.625%	5/20/75	BBB	1,510,046
1,885		Total Diversified Financial Services				1,772,169

		Electric Utilities – 3.9%

1,550		American Electric Power Co Inc	3.875%	2/15/62	BBB	1,225,674
995		ComEd Financing III	6.350%	3/15/33	Baa2	1,036,383
2,535		Duke Energy Corp	4.875%	N/A (7)	BBB-	2,306,850
1,440		Edison International	5.000%	N/A (7)	BB+	1,145,708
895		Edison International	5.375%	N/A (7)	BB+	727,187
900	GBP	Electricite de France SA, Reg S	5.875%	N/A (7)	BBB-	893,624
3,053		Emera Inc	6.750%	6/15/76	BB+	2,946,053
1,855		Enel SpA, 144A	8.750%	9/24/73	BBB-	1,902,655
2,565		NextEra Energy Capital Holdings Inc	5.650%	5/01/79	BBB	2,253,869
1,315		Southern Co/The	4.000%	1/15/51	BBB-	1,178,871
		Total Electric Utilities				15,616,874

		Independent Power & Renewable Electricity Producers – 0.2%

545		Vistra Corp, 144A	8.000%	N/A (7)	Ba3	524,562
320		Vistra Corp, 144A	7.000%	N/A (7)	Ba3	290,400
865		Total Independent Power & Renewable Electricity Producers				814,962

		Marine – 0.2%

940		Royal Capital BV, Reg S	4.875%	N/A (7)	N/R	925,900

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	(4)	Description (1)	Coupon	Maturity	Ratings (5)	Value

		Multi-Utilities – 3.8%

$1,090		Algonquin Power & Utilities Corp	4.750%	1/18/82	BB+	$904,680
3,305		CenterPoint Energy Inc	6.125%	N/A (7)	BBB-	2,824,460
1,600		CMS Energy Corp	4.750%	6/01/50	BBB-	1,401,952
1,170		Dominion Energy Inc	5.750%	10/01/54	BBB-	1,086,746
1,365		Dominion Energy Inc	4.350%	N/A (7)	BBB-	1,122,713
1,410		Dominion Energy Inc	4.650%	N/A (7)	BBB-	1,252,980
1,280		NiSource Inc	5.650%	N/A (7)	BBB-	1,151,961
1,912		RWE AG, Reg S	6.625%	7/30/75	BBB-	1,873,446
1,765		Sempra Energy	4.125%	4/01/52	BBB-	1,415,125
2,310		Sempra Energy	4.875%	N/A (7)	BBB-	2,125,156
17,207		Total Multi-Utilities				15,159,219

		Oil, Gas & Consumable Fuels – 5.2%

3,880		Enbridge Inc	6.000%	1/15/77	BBB-	3,589,167
4,460		Enbridge Inc	5.500%	7/15/77	BBB-	3,935,003
1,640		Enbridge Inc	6.250%	3/01/78	BBB-	1,459,827
1,505		Enbridge Inc	5.750%	7/15/80	BBB-	1,376,052
1,344		Energy Transfer LP, (3-Month LIBOR reference rate + 3.018% spread), (6)	4.304%	11/01/66	Ba1	949,200
670		Energy Transfer LP	6.500%	N/A (7)	BB	592,225
3,045		Enterprise Products Operating LLC	5.250%	8/16/77	Baa2	2,529,728
2,050		Enterprise Products Operating LLC	5.375%	2/15/78	Baa2	1,618,177

930	CAD	Inter Pipeline Ltd/AB	6.625%	11/19/79	BB	669,503
2,018		Transcanada Trust	5.875%	8/15/76	BBB	1,917,100
1,314		Transcanada Trust	5.500%	9/15/79	BBB	1,170,024
1,260		Transcanada Trust	5.600%	3/07/82	BBB	1,143,450
		Total Oil, Gas & Consumable Fuels				20,949,456

		Real Estate Management & Development – 0.2%

750		AT Securities BV, Reg S	5.250%	N/A (7)	BBB-	673,594

		Road & Rail – 0.3%

1,089		BNSF Funding Trust I	6.613%	12/15/55	A	1,063,837
		Total $1,000 Par (or similar) Institutional Preferred (cost $63,643,998)				56,976,011

Shares		Description (1)	Coupon		Ratings (5)	Value

		CONVERTIBLE PREFERRED SECURITIES – 7.2% (4.9% of Total Investments)

		Commercial Services & Supplies – 0.3%

22,861		GFL Environmental Inc	6.000%		N/R	$1,358,172

		Electric Utilities – 3.8%

44,752		American Electric Power Co Inc	6.125%		BBB	2,416,608
57,637		NextEra Energy Inc	4.872%		A-	3,245,540
70,226		NextEra Energy Inc	5.279%		BBB	3,486,721
29,486		NextEra Energy Inc	6.219%		BBB	1,449,237
13,629		PG&E Corp	5.500%		N/R	1,302,932
63,556		Southern Co/The	6.750%		BBB-	3,367,197
		Total Electric Utilities				15,268,235

		Equity Real Estate Investment Trust – 0.3%

8,512		Equity Commonwealth	6.500%		N/R	221,784
8,628		LXP Industrial Trust	6.500%		N/R	446,470
14,937		RPT Realty	7.250%		BB	713,242
		Total Equity Real Estate Investment Trust				1,381,496

		Gas Utilities – 0.4%

26,912		Spire Inc, (2)	7.500%		N/R	1,419,339

Shares	Description (1)			Coupon		Ratings (5)	Value

	Independent Power & Renewable Electricity Producers – 0.4%

16,755	AES Corp/The			6.875%		BB	$1,446,459

	Multi-Utilities – 2.0%

23,105	Algonquin Power & Utilities Corp			7.750%		N/R	1,011,075
99,206	DTE Energy Co			6.250%		BBB-	5,101,172
18,347	NiSource Inc			7.750%		BBB-	2,086,421
	Total Multi-Utilities						8,198,668
	Total Convertible Preferred Securities (cost $27,660,648)						29,072,369

Shares	Description (1)						Value

	INVESTMENT COMPANIES – 1.2% (0.8% of Total Investments)

1,012,661	Digital 9 Infrastructure PLC/Fund						$1,363,380
445,708	Greencoat UK Wind PLC/Funds						836,322
641,875	JLEN Environmental Assets Group Ltd Foresight Group Holdings						955,156
9,235	Real Estate Credit Investments Ltd/Fund						16,638
337,098	Renewables Infrastructure Group Ltd/The						555,997
410,458	Sequoia Economic Infrastructure Income Fund Ltd						459,533
448,895	Starwood European Real Estate Finance Ltd						500,539
	Total Investment Companies (cost $4,785,553)						4,687,565

Principal Amount (000)	Description (1)	Coupon (8)	Reference Rate (8)	Spread (8)	Maturity (9)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 0.6% (0.4% of Total Investments) (8)

	Electric Utilities – 0.1%

$632	ExGen Renewables IV, LLC, Term Loan	4.080%	3-Month LIBOR	2.500%	12/15/27	BB-	$611,358

	Real Estate Management & Development – 0.4%

1,520	Brookfield Property REIT Inc., Term Loan B, First Lien	4.125%	SOFR30A	2.500%	8/24/25	BB+	1,459,518

	Specialty Retail – 0.1%

323	PECF USS Intermediate Holding III Corporation, Term Loan B	5.916%	1-Month LIBOR	4.250%	11/04/28	B2	292,991
$2,475	Total Variable Rate Senior Loan Interests (cost $2,468,221)						2,363,867

Principal Amount (000)	Description (1)			Coupon	Maturity	Ratings (5)	Value

	MORTGAGE-BACKED SECURITIES – 0.4% (0.3% of Total Investments)

$200	Alen 2021-ACEN Mortgage Trust, 144A, (1-Month LIBOR reference rate + 4.000% spread), (6)			5.324%	4/15/34	BB-	$189,165
100	COMM 2014-CCRE19 Mortgage Trust, 144A			4.854%	8/10/47	BBB-	91,462
165	COMM 2015-CCRE24 Mortgage Trust			3.463%	8/10/48	BBB-	142,464
215	GS Mortgage Securities Trust 2016-GS4			4.080%	11/10/49	A-	190,609
45	Hudson Yards 2019-55HY Mortgage Trust, 144A			3.041%	12/10/41	N/R	34,798
50	JP Morgan Chase Commercial Mortgage Securities Trust 2020-ACE, 144A			3.640%	1/10/37	Aa3	46,687
310	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 2.750% spread), (6)			4.074%	7/15/36	N/R	301,034
525	Natixis Commercial Mortgage Securities Trust 2019-MILE, 144A, (1-Month LIBOR reference rate + 4.250% spread), (6)			5.574%	7/15/36	N/R	496,133
$1,610	Total Mortgage-Backed Securities (cost $1,572,427)						1,492,352
	Total Long-Term Investments (cost $594,790,489)						566,948,389

JRI	Nuveen Real Asset Income and Growth Fund (continued)
Portfolio of Investments June 30, 2022
(Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.9% (4.0% of Total Investments)

	REPURCHASE AGREEMENTS – 5.9% (4.0% of Total Investments)

$23,281	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/22, repurchase price $23,280,760, collateralized by $27,312,900, U.S. Treasury Notes, 0.500%, due 10/31/27, value $23,746,458	0.240%	7/01/22	$23,280,760
278	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/22, repurchase price $278,445, collateralized by $328,100, U.S. Treasury Notes, 0.375%, due 9/30/27, value $284,074	0.240%	7/01/22	278,446
$23,559	Total Short-Term Investments (cost $23,559,206)			23,559,206
	Total Investments (cost $618,349,695) – 147.0%			590,507,595
	Borrowings – (46.3)% (10), (11)			(186,085,000)
	Other Assets Less Liabilities – (0.7)% (12)			(2,761,127)
	Net Assets Applicable to Common Shares – 100%			$401,661,468

Investments in Derivatives

Futures Contracts – Short

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10-Year Note	(10)	9/22	$(1,202,402)	$(1,185,313)	$17,089
U.S. Treasury 10-Year Ultra Note	(55)	9/22	(7,123,644)	(7,005,625)	118,019
U.S. Treasury Long Bond	(10)	9/22	(1,404,433)	(1,386,250)	18,183
U.S. Treasury Ultra Bond	(8)	9/22	(1,268,392)	(1,234,750)	33,642
Total			$(10,998,871)	$(10,811,938)	$186,933

Interest Rate Swaps – OTC Uncleared

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date(13)	Optional Termination Date	Maturity Date	Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services LLC	$112,400,000	Receive	1-Month LIBOR	1.994%	Monthly	6/01/18	7/01/25	7/01/27	$2,263,897	$2,263,897

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2.

(3)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.

(4)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(5)

For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	Variable rate security. The rate shown is the coupon as of the end of the reporting period.

(7)	Perpetual security. Maturity date is not applicable.

(8)

Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate (Reference Rate) plus an assigned fixed rate (Spread). These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(9)

Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(10)	Borrowings as a percentage of Total Investments is 31.5%.

(11)

The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(12)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(13)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A

Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

BRL	Brazilian Real

CAD	Canadian Dollar

COP	Colombian Peso

EUR	Euro

GBP	Pound Sterling

LIBOR	London Inter-Bank Offered Rate

N/A	Not Applicable.

Reg S

Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT	Real Estate Investment Trust

SOFR30A	30 Day Average Secured Overnight Financing Rate

WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

June 30, 2022

(Unaudited)

	JRS	JRI
Assets
Long-term investments, at value (cost $364,179,495 and $594,790,489, respectively)	$391,655,435	$566,948,389
Short-term investments, at value (cost approximates value)	9,619,591	23,559,206
Cash denominated in foreign currencies (cost $- and $519,776, respectively)	—	519,697
Unrealized appreciation on interest rate swaps	1,458,240	2,263,897
Receivable for:
Dividends	1,573,057	2,393,382
Interest	64	2,745,853
Investments sold	—	8,460,792
Reclaims	—	200,493
Other assets	126,972	39,556
Total assets	404,433,359	607,131,265
Liabilities
Cash overdraft	—	4,716,480
Cash collateral due to broker	—	2,672,451
Borrowings	123,400,000	186,085,000
Payable for:
Dividends	5,882,055	2,596,405
Investments purchased – regular settlement	—	4,044,243
Investments purchased – when-issued/delayed-delivery settlement	—	3,743,198
Variation margin on futures contracts	—	118,828
Accrued expenses:
Interest	217,299	301,215
Management fees	290,035	481,055
Trustees fees	125,464	38,606
Other	149,049	672,316
Total liabilities	130,063,902	205,469,797
Net assets applicable to common shares	$274,369,457	$401,661,468
Common shares outstanding	28,892,471	27,453,680
Net asset value (“NAV”) per common share outstanding	$9.50	$14.63
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$288,925	$274,537
Paid-in surplus	252,454,463	599,372,281
Total distributable earnings (loss)	21,626,069	(197,985,350)
Net assets applicable to common shares	$274,369,457	$401,661,468
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited
(1)	Cash pledged to collateralize the net payment obligations for investments in derivatives is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2022

(Unaudited)

	JRS	JRI
Investment Income
Dividends	$6,571,986	$13,529,039
Interest	37,101	4,411,256
Foreign tax withheld on dividend income	—	(713,209)
Total investment income	6,609,087	17,227,086
Expenses
Management fees	2,012,422	3,045,572
Interest expense	847,081	1,182,825
Custodian fees	36,812	237,743
Trustees fees	7,492	9,758
Professional fees	32,373	38,867
Shareholder reporting expenses	39,805	55,670
Shareholder servicing agent fees	1,707	9,134
Stock exchange listing fees	4,482	4,255
Investor relations expenses	36,544	94,540
Other	6,086	9,787
Total expenses	3,024,804	4,688,151
Net investment income (loss)	3,584,283	12,538,935
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(30,265)	2,815,485
Futures contracts	—	1,057,331
Swaps	(613,151)	(950,998)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(103,276,824)	(83,884,669)
Futures contracts	—	357,317
Swaps	4,967,724	7,712,322
Net realized and unrealized gain (loss)	(98,952,516)	(72,893,212)
Net increase (decrease) in net assets applicable to common shares from operations	$(95,368,233)	$(60,354,277)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	JRS		JRI
	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21	Six Months Ended 6/30/22 (Unaudited)	Year Ended 12/31/21
Operations
Net investment income (loss)	$3,584,283	$7,149,616	$12,538,935	$27,354,623
Net realized gain (loss) from:
Investments and foreign currency	(30,265)	42,880,872	2,815,485	22,083,324
Futures contracts	—	—	1,057,331	536,537
Swaps	(613,151)	(1,367,759)	(950,998)	(2,121,143)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(103,276,824)	73,048,782	(83,884,669)	21,486,911
Futures contracts	—	—	357,317	(233,519)
Swaps	4,967,724	3,774,327	7,712,322	5,859,591
Net increase (decrease) in net assets applicable to common shares from operations	(95,368,233)	125,485,838	(60,354,277)	74,966,324
Distributions to Common Shareholders
Dividends	(12,077,053)	(21,958,278)	(15,895,680)	(29,893,095)
Return of capital	—	—	—	(1,898,266)
Decrease in net assets applicable to common shares from distributions to common shareholders	(12,077,053)	(21,958,278)	(15,895,680)	(31,791,361)
Capital Share Transactions
Net increase (decrease) in net assets applicable to common shares	(107,445,286)	103,527,560	(76,249,957)	43,174,963
Net assets applicable to common shares at the beginning of period	381,814,743	278,287,183	477,911,425	434,736,462
Net assets applicable to common shares at the end of period	$274,369,457	$381,814,743	$401,661,468	$477,911,425

See accompanying notes to financial statements.

Statement of Cash Flows

Six Months Ended June 30, 2022

(Unaudited)

	JRS	JRI
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$(95,368,233)	$(60,354,277)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(174,268,825)	(220,976,362)
Proceeds from sales and maturities of investments	181,960,280	227,728,769
Proceeds from (Purchase of) short-term investments, net	13,678,294	(2,664,365)
Proceeds from (Payments for) closed foreign currency spot contracts	—	(62,401)
Proceeds from litigation settlement	—	230
Capital gains and return of capital distributions from investments	2,065,982	746,744
Amortization (Accretion) of premiums and discounts, net	21,779	97,320
(Increase) Decrease in:
Receivable for dividends	175,197	(391,157)
Receivable for interest	153,204	(378,499)
Receivable for investments sold	—	(6,569,151)
Receivable for reclaims	—	(8,525)
Other assets	14,048	11,253
Increase (Decrease) in:
Investments purchased – regular settlement	—	673,017
Investments purchased – when-issued/delayed-delivery settlement	—	3,419,010
Payable for variation margin on futures contracts	—	89,656
Accrued management fees	(76,764)	(50,702)
Accrued interest on borrowings	136,435	301,215
Accrued Trustees fees	(17,472)	(3,584)
Accrued other expenses	(17,666)	(64,086)
Net realized (gain) loss from:
Investments	30,265	(2,815,485)
Paydowns	—	(1,022)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	103,276,824	83,884,669
Swaps	(4,967,724)	(7,712,322)
Net cash provided by (used in) operating activities	26,795,624	14,899,945
Cash Flow from Financing Activities:
(Repayments of) borrowings	(20,600,000)	(11,850,000)
Increase (Decrease) in:
Cash overdraft	(626)	4,716,480
Collateral due to broker	—	2,672,451
Cash distributions paid to common shareholders	(6,194,998)	(13,299,275)
Net cash provided by (used in) financing activities	(26,795,624)	(17,760,344)
Net Increase (Decrease) in Cash and Cash Denominated in Foreign Currencies	—	(2,860,399)
Cash, cash denominated in foreign currency and cash collateral at brokers at the beginning of period	—	3,380,096
Cash and cash denominated in foreign currency, at the end of period	—	519,697

The following table provides a reconciliation of cash denominated in foreign currencies to the statement of assets and liabilities:
Cash denominated in foreign currencies	—	519,697

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$710,437	$864,126

See accompanying notes to financial statements.

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Shares
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Discount from Shares Repurchased and Retired		Ending NAV	Ending Share Price

JRS
Year Ended 12/31:
2022(e)	$13.22	$0.12	$(3.42)	$(3.30)	$(0.42)	$—	$—	$(0.42)	$—		$9.50	$9.40
2021	9.63	0.25	4.10	4.35	(0.20)	(0.56)	—	(0.76)	—		13.22	12.82
2020	11.35	0.26	(1.22)	(0.96)	(0.23)	(0.46)	(0.07)	(0.76)	—		9.63	8.44
2019	9.47	0.27	2.37	2.64	(0.27)	(0.49)	—	(0.76)	—		11.35	10.62
2018	11.35	0.33	(1.36)	(1.03)	(0.33)	(0.37)	(0.15)	(0.85)	—		9.47	8.46
2017	11.39	0.41	0.55	0.96	(0.62)	—	(0.38)	(1.00)	—		11.35	11.26

JRI
Year Ended 12/31:
2022(e)	17.41	0.46	(2.66)	(2.20)	(0.58)	—		(0.58)	—		14.63	13.07
2021	15.84	1.00	1.73	2.73	(1.09)	—	(0.07)	(1.16)	—		17.41	16.12
2020	20.04	0.80	(3.78)	(2.98)	(0.99)	—	(0.23)	(1.22)	—	*	15.84	13.46
2019	16.48	0.91	3.94	4.85	(1.29)	—	—	(1.29)	—		20.04	18.36
2018	19.61	1.05	(2.93)	(1.88)	(1.12)	—	(0.15)	(1.27)	0.02		16.48	13.63
2017	18.09	1.14	1.66	2.80	(1.28)	—	—	(1.28)	—		19.61	17.80

The following table sets forth information regarding the Fund’s outstanding senior securities as of the end of the Fund’s last five fiscal periods, as applicable.

	Borrowings
	Aggregate Amount Outstanding (000)(f)	Asset Coverage Per $1,000(g)

JRS
Year Ended 12/31:
2022(e)	$123,400	$3,223
2021	144,000	3,651
2020	110,000	3,530
2019	131,500	3,493
2018	126,000	3,172
2017	145,300	3,257

JRI
Year Ended 12/31:
2022(e)	186,085	3,158
2021	197,935	3,414
2020	166,035	3,618
2019	222,225	3,477
2018	215,225	3,103
2017	225,225	3,406

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(25.35)%	(23.73)%	$274,369	1.82	%**	2.16	%**	38%
46.38	62.73	381,815	1.54		2.16		92
(7.42)	(12.24)	278,287	1.79		2.83		116
28.18	34.80	327,788	2.45		2.40		104
(9.44)	(17.93)	273,616	2.43		3.10		67
8.72	14.23	327,908	2.13		3.56		52

(12.91)	(15.63)	401,661	2.10	**	5.62	**	35
17.73	29.09	477,911	1.82		5.94		73
(14.15)	(19.31)	434,736	2.20		5.26		102
30.18	45.48	550,464	2.80		4.84		90
(9.90)	(17.07)	452,703	2.77		5.73		92
15.81	21.62	541,875	2.47		5.90		100

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •

Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to reverse repurchase agreements and/or borrowings (as described in Note 8 – Fund Leverage), where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to reverse repurchase agreements and/or borrowings as follows:

JRS
Year Ended 12/31:
2022(e)	0.51	%**
2021	0.27
2020	0.48
2019	1.15
2018	1.14
2017	0.79

JRI
Year Ended 12/31:
2022(e)	0.53	%**
2021	0.34
2020	0.66
2019	1.28
2018	1.20
2017	0.82

(d)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

(e)	Unaudited. For the six months ended June 30, 2022.
(f)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount as of the end of the relevant fiscal year.
(g)

Asset Coverage Per $1,000: Asset coverage per $1,000 of debt is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the results by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

*	Value rounded to zero.
**	Annualized

See accompanying notes to financial statements.

Notes to Financial Statements

(Unaudited)

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Real Estate Income Fund (JRS)

•	Nuveen Real Asset Income and Growth Fund (JRI)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. JRS and JRI were organized as Massachusetts business trusts on August 27, 2001 and January 10, 2012, respectively.

Current Fiscal Period

The end of the reporting period for the Funds is June 30, 2022, and the period covered by these Notes to Financial Statements is the six months ended June 30, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Security Capital Research & Management Incorporated (“Security Capital”), under which Security Capital manages JRS’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of JRI. The Adviser is responsible for managing the Funds’ investments in swap contracts.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board of Trustees (the “Board”) amended the Funds’ by-laws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”)

Accounting Standards Codification 946, Financial Services – Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees the or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

JRS makes quarterly cash distributions, while JRI makes monthly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Board, each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by common shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on NAV, the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in a Fund’s portfolio. Distributions received from certain securities in which a Fund invests, most notably real estate investment trust securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in a Fund’s ordinary income until such time a Fund is notified by the issuer of the actual tax character.

Foreign Currency Transactions and Translation

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and

(iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with

(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Notes to Financial Statements (continued)

(Unaudited)

As of the end of the reporting period, JRI’s investments in non-U.S. securities were as follows:

JRI	Value	% of Total Investments
Country:
Canada	$85,601,669	14.7%
Australia	27,235,329	4.7
United Kingdom	25,351,392	4.4
Singapore	17,813,874	3.1
Italy	13,642,469	2.3
Hong Kong	13,498,445	2.3
Spain	13,057,441	2.2
France	6,832,964	1.2
Germany	6,497,424	1.1
Other	48,269,502	8.3
Total non-U.S. securities	$257,800,509	44.3%

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in-kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their sale price at the official close of business of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last sale price or official closing price reported on the exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. To the extent these securities are actively traded and that valuation adjustments are not applied, they are generally classified as Level 1. If there is no official close of business, then the latest available sale price is utilized. If no sales are reported, then the mean of the latest available bid and ask prices is utilized and these securities are generally classified as Level 2.

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or an evaluated price provided by the pricing service and are generally classified as Level 1 or 2.

For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board. These foreign securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Swap contracts are marked-to-market daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Notes to Financial Statements (continued)

(Unaudited)

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

JRS	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$264,835,956	$—		$—	$264,835,956
Real Estate Investment Trust Preferred Stocks	108,049,576	18,769,903	**	—	126,819,479

Short-Term Investments:
Repurchase Agreements	—	9,619,591		—	9,619,591

Investments in Derivatives:
Interest Rate Swaps***	—	1,458,240		—	1,458,240
Total	$372,885,532	$29,847,734		$—	$402,733,266

JRI
Long-Term Investments*:
Common Stocks	$97,218,568	60,714,804	**	$—	$157,933,372
Real Estate Investment Trust Common Stocks	85,279,063	43,841,875	**	—	129,120,938
Corporate Bonds	—	112,066,807		—	112,066,807
$25 Par (or similar) Retail Preferred	72,551,738	683,370	**	—	73,235,108
$1,000 Par (or similar) Institutional Preferred	—	56,976,011		—	56,976,011
Convertible Preferred Securities	27,653,030	1,419,339	**	—	29,072,369
Investment Companies	4,687,565	—		—	4,687,565
Variable Rate Senior Loan Interests	—	2,363,867		—	2,363,867
Mortgage- Backed Securities	—	1,492,352		—	1,492,352

Short-Term Investments:
Repurchase Agreements	—	23,559,206		—	23,559,206

Investments in Derivatives:
Futures Contracts***	186,933	—		—	186,933
Interest Rate Swaps***	—	2,263,897		—	2,263,897
Total	$287,576,897	$305,381,528		$—	$592,958,425
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, JRI may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Fund had no such outstanding unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in JRI’s portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Fund had no such outstanding participation commitments.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty
JRS	Fixed Income Clearing Corporation	$9,619,591	$(9,812,051)
JRI	Fixed Income Clearing Corporation	23,559,206	(24,030,532)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	JRS	JRI
Purchases	$174,268,825	$220,976,362
Sales and maturities	181,960,280	227,728,769

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Notes to Financial Statements (continued)

(Unaudited)

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, JRI continued using interest rate futures contracts to partially hedge the portfolio against movements in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

JRI
Average notional amount of futures contracts outstanding*	$10,556,548
*

The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRI
Interest rate	Futures contracts	—	$—	Payable for variation margin on future contracts*	$2,263,897
*

Value represents the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Portfolio of Investments and not the daily asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
JRI	Interest rate	Futures contracts	$1,057,331	$357,317

Interest Rate Swap Contracts

Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums received and/or paid” on the Statement of Assets and Liabilities.

During the current fiscal period, the Funds continued to use interest rate swap contracts to partially hedge their future interest cost of leverage, which is through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	JRS	JRI
Average notional amount of interest rate swap contracts outstanding*	$72,400,000	$112,400,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
JRS
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$1,458,240	—	$—
JRI
Interest rate	Swaps (OTC Uncleared)	Unrealized appreciation on interest rate swaps	$2,263,897	—	$—

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps***	Gross Unrealized (Depreciation) on Interest Rate Swaps***	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
JRS	Morgan Stanley Capital Services LLC	$1,458,240	$—	$1,458,240	$(1,956,192)	$(497,952)
JRI	Morgan Stanley Capital Services LLC	2,263,897	—	2,263,897	(2,933,116)	(669,219)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
JRS	Interest rate	Swaps	$(613,151)	$4,967,724
JRI	Interest rate	Swaps	(950,998)	7,712,322

Notes to Financial Statements (continued)

(Unaudited)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates its carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

The Funds did not have any transactions in common shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JRS	$380,613,073	$54,144,311	$(32,024,118)	$22,120,193
JRI	629,438,183	27,873,325	(64,353,083)	(36,479,758)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of prior fiscal period end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JRS	$ 8,707,342	$—	$120,389,700	$—	$—	$(25,687)	$129,071,355
JRI	—	—	39,753,855	(161,666,390)	—	177,142	(121,735,393)

As of prior fiscal period end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JRS	$—	$—	$—
JRI	48,481,595	113,184,795	161,666,390

7. Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Security Capital and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	JRS	JRI
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of June 30, 2022, the complex-level fee for each Fund was 0.1571%.

8. Fund Leverage

Borrowings

Each Fund entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

	JRS	JRI
Maximum commitment amount	$150,000,000	$215,500,000

As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

	JRS	JRI
Outstanding balance on Borrowings	$123,400,000	$186,085,000

For JRS interest is charged on these Borrowings at 1-Month LIBOR plus 0.610% per annum on the amounts borrowed. For JRI interest is charged on these Borrowings at 1-Month LIBOR plus 0.700% per annum on the amounts borrowed and 0.125% per annum on the undrawn balance.

Notes to Financial Statements (continued)

(Unaudited)

During the current fiscal period, the average daily balance outstanding (which was for the entire reporting period) and average annual interest rate on each Fund’s Borrowings were as follows:

	JRS	JRI
Average daily balance outstanding	$139,950,276	$197,411,243
Average annual interest rate	1.22%	1.31%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.

Borrowings outstanding are recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense” on the Statement of Operations.

9. Inter-Fund Lending

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Subsequent Events

Borrowings

During July 2022, JRI amended its borrowings through July 2023 and changed its interest on Borrowings to Secured Overnight Financing Rate (SOFR) plus 0.750% per annum on the amount borrowed and 0.125% per annum on the undrawn balance. All other terms remained unchanged.

Risk Considerations (Unaudited)

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Real Estate Income Fund (JRS)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Real estate investments may suffer due to economic downturns and changes in commercial real estate values, rents, property taxes, interest rates and tax laws. The Fund’s concentration in real estate may involve greater risk and volatility than more diversified investments. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as preferred securities risk, see the Fund’s web page at www.nuveen.com/JRS.

Nuveen Real Asset Income and Growth Fund (JRI)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate investments may suffer due to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may face adverse economic, regulatory, political, and legal changes. Prices of equity securities may decline significantly over short or extended periods of time. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. For these and other risks such as foreign investment risk, see the Fund’s web page at www.nuveen.com/JRI.

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JRS	JRI
Common shares repurchased	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Bloomberg Global Capital Securities Index: An index designed to measure the performance of fixed-rate, investment grade capital securities denominated in USD, EUR and GBP. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Bloomberg U.S. Corporate High Yield Bond Index: An index designed to measure the performance of the USD-denominated,fixed-rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎

FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net): An index designed to measure the performance of listed real estate companies and REITs worldwide. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investment Trusts) Preferred Stock Index: An index that is designed to track the performance of the U.S. REITs preferred stocks. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

ICE Hybrid & Preferred Infrastructure 7% Issuer Constrained Custom Index: An index designed to measure the performance of the energy and utilities subgroups of the ICE BofA All Capital Securities Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRI Blended Benchmark (through March 31, 2021): Consists of: 1) 28% S&P Global Infrastructure Index (Net), (see Fund’s current Blended Benchmark), 2) 21% FTSE EPRA/Nareit (Financial Times Stock Exchange – European Public Real Estate Association/National Association of Real Estate Investment Trusts) Developed Index (Net) (defined herein), 3) 18% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein) (index was discontinued on April 1, 2021), 4) 18% Bloomberg U.S. Corporate High Yield Index (defined herein), and 5)15% Bloomberg Global Capital Securities Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRI Blended Benchmark (effective April 1, 2021): Consists of the previous composition through March 31, 2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investments Trust) Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

JRS Blended Benchmark .(through March 31, 2021): Consists of: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% Wells Fargo Hybrid & Preferred Securities REIT Index (defined herein)(index wasdiscontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Glossary of Terms Used in this Report (continued)

(Unaudited)

∎

JRS Blended Benchmark (effective April 1, 2021): Joanne T. Medero Consists of the previous composition through March 31, 2021, and thereafter: 1) 60% Wilshire U.S. Real Estate Securities Index (WILRESI) (defined herein), and 2) 40% FTSE Nareit (Financial Times Stock Exchange National Association of Real Estate Investments Trust) Preferred Stock Index (defined herein). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎

MSCI World Index (Net): An index designed to measure the performance of large- and mid-cap equity securities across 23 developed market countries. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎

S&P Global Infrastructure Index (Net): An index designed to measure the performance of listed infrastructure companies from around the world. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Wells Fargo Hybrid & Preferred Securities REIT Index (discontinued on April 1, 2021): An index designed to measure the performance of preferred securities issued in the U.S. market by REITs (index was discontinued on April 1, 2021). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

Wilshire U.S. Real Estate Securities Index (WILRESI): An index designed to measure the performance of U.S. publicly-traded real estate securities. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Annual Investment Management Agreement Approval Process

(Unaudited)

At a meeting held on May 23-25, 2022 (the “May Meeting”), the Boards of Trustees (collectively, the “Board” and each Trustee, a “Board Member”) of the Funds, which are comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for their respective Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”), pursuant to which the Adviser serves as the investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with (a) in the case of Nuveen Real Estate Income Fund (the “Real Estate Income Fund”), Security Capital Research & Management Incorporated (“Security Capital”), pursuant to which Security Capital serves as the investment sub-adviser to such Fund; and (b) in the case of Nuveen Real Asset Income and Growth Fund (the “Real Asset Income and Growth Fund”), Nuveen Asset Management, LLC (“NAM,” and Security Capital and NAM are each, a “Sub-Adviser”), pursuant to which NAM serves as the investment sub-adviser to such Fund, for an additional one-year term. As the Board is comprised of all Independent Board Members, the references to the Board and the Independent Board Members are interchangeable.

Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements,” and the Adviser and the Sub-Advisers are collectively, the “Fund Advisers” and each, a “Fund Adviser.” The Board has established various standing committees composed of various Independent Board Members that are assigned specific responsibilities to enhance the effectiveness of the Board’s oversight and decision making. Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to the Board’s annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the Nuveen funds; management of distributions; valuation of securities; fund expenses; securities lending; liquidity management; overall market and regulatory developments; and with respect to closed-end funds, capital management initiatives, institutional ownership, management of leverage financing and the secondary market trading of the closed-end funds and any actions to address discounts. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and/or portfolio teams, when feasible. The Board further meets, among other things, to specifically consider the annual renewal of the advisory agreements for the Nuveen funds.

In connection with its annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its review of such advisory agreements by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2021 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and/or the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a review of management fee schedules; a description of portfolio manager compensation; an overview of the secondary market trading of shares of the Nuveen closed-end funds (including, among other things, an analysis of secondary market performance and commentary regarding the leverage management, share repurchase and shelf offering programs of Nuveen closed-end funds); a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued in 2021 and 2022 for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

and its committees during the year. The Board’s review of the advisory agreements for the Nuveen funds is based on all the information provided to the Board and its committees throughout the year as well as the information prepared specifically with respect to the annual review of such advisory agreements.

In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 13-14, 2022 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds and/or its investment teams. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting.

The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Advisers were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements, including guidance from court cases evaluating advisory fees.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided to the Board and its committees throughout the year as well as the materials prepared specifically in connection with the renewal process. Each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process and may place different emphasis on the relevant information year to year in light of, among other things, changing market and economic conditions. A summary of the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements is set forth below.

A.	Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Advisers in providing services to the applicable Fund(s).

The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory, market and other developments. The Board accordingly considered the Adviser’s dedication of extensive resources, time, people and capital employed to support and manage the Nuveen funds as well as the Adviser’s continued program of developing improvements and innovations for the benefit of the funds and shareholders and to meet the ever increasing regulatory requirements applicable to the funds. In this regard, the Board received and reviewed information regarding, among other things, the Adviser’s investment oversight responsibilities, regulatory and compliance services, administrative duties and other services. The Board considered the Adviser’s investment oversight team’s extensive services in overseeing the various sub-advisers to the Nuveen funds; evaluating fund performance; and preparing reports to the Board addressing, among other things, fund performance, market conditions, investment team matters, product developments and management proposals. The Board further recognized the range of services the various teams of the Adviser provided including, but not limited to, overseeing operational and risk management; managing liquidity; overseeing the daily valuation process and managing distributions in seeking to deliver long-term fund earnings to shareholders consistent with the respective Nuveen fund’s product design and positioning. The Board also considered the structure of investment personnel compensation of each Fund Adviser and whether the structure provides appropriate incentives to attract and maintain qualified personnel and to act in the best interests of the respective Nuveen fund.

The Board further recognized that the Adviser’s compliance and regulatory functions were integral to the investment management of the Nuveen funds. The Board recognized such services included, but were not limited to, managing compliance policies; monitoring compliance with applicable policies, law and regulations; devising internal compliance programs and a framework to review and assess compliance programs; overseeing sub-adviser compliance testing; preparing compliance training materials; and responding to regulatory requests. The Board further considered information regarding the Adviser’s business continuity and disaster recovery plans as well as information regarding its information security program, including presentations of such program provided at a site visit in 2022, to help identify and manage information security risks.

In addition to the above functions, the Board considered that the Adviser also provides, among other things, fund administration services (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; interacting with the Nuveen funds’ independent public accountants and overseeing other service providers; and managing fund budgets and expenses); product management services (such as evaluating and enhancing products and strategies); legal services (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); and with respect to the Nuveen closed-end funds, managing leverage, monitoring asset coverage and seeking to promote an orderly secondary market.

The Board also considered the quality of support services and communications the Adviser provided the Board, including, in part, organizing and administrating Board meetings and supporting Board committees; preparing regular and ad hoc reports on fund performance, market conditions and investment team matters; providing due diligence reports addressing product development and management proposals; and coordinating site visits of the Board and presentations by investment teams and senior management.

In addition to the services provided, the Board considered the financial resources of the Adviser and its affiliates and their willingness to make investments in the technology, personnel and infrastructure to support the Nuveen funds, including maintaining a seed capital budget to support new or existing funds and/or facilitate changes for a respective fund. Further, the Board noted the benefits to shareholders of investing in a fund that is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the Nuveen funds including during stressed times. The Board recognized the overall reputation and capabilities of the Adviser and its affiliates, the Adviser’s continuing commitment to provide high quality services, its willingness to implement operational or organizational changes in seeking, among other things, to enhance efficiencies and services to the Nuveen funds and its responsiveness to the Board’s questions and/or concerns raised throughout the year and during the annual review of advisory agreements. The Board also considered the significant risks borne by the Adviser and its affiliates in connection with their services to the Nuveen funds, including entrepreneurial risks in sponsoring new funds and ongoing risks with managing the funds such as investment, operational, reputational, regulatory, compliance and litigation risks.

In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2021 and 2022 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:

•

Centralization of Functions – ongoing initiatives to centralize investment leadership and create a more cohesive market approach and centralized shared support model (including through the consolidation of certain affiliated sub-advisers) in seeking to operate more effectively and enhance the research capabilities and services to the Nuveen funds;

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

•

Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; soft closing certain funds; modifying the conversion periods on certain share classes; and evaluating and adjusting portfolio management teams as appropriate for various funds;

•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds;

•

Compliance Program Initiatives – continuing efforts to mitigate compliance risk with a focus on environmental, social and governance (“ESG”) controls and processes, increase operating efficiencies, implement enhancements to strengthen ongoing execution of key compliance program elements, support international business growth and facilitate integration of Nuveen’s operating model;

•

Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment team matters; product developments; changes to mandates, policies and benchmarks; and other management proposals as well as preparing and coordinating investment presentations to the Board;

•

Risk Management and Valuation Services – continuing to oversee and manage risk including, among other things, conducting ongoing calculations and monitoring of risk measures across the Nuveen funds, instituting investment risk controls, providing risk reporting throughout Nuveen, participating in internal oversight committees, dedicating the resources and time to develop the processes necessary to help address fund compliance with the new derivatives rule and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintain the valuation policies and procedures, facilitate valuation committee meetings, manage relationships with pricing vendors, prepare relevant valuation reports and design methods to simplify and enhance valuation workflow within the organization and implement processes and procedures to help address compliance with the new valuation rule applicable to the funds;

•

Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;

•

Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;

•

Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program that seeks to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports;

•

Distribution Management Services – continuing to manage the distributions among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds; and

•	with respect specifically to closed-end funds, such continuing services also included:

•

Leverage Management Services – continuing to actively manage the various forms of leverage utilized across the complex, including through committing resources and focusing on sourcing/structure development and bank provider management;

•

Capital Management, Market Intelligence and Secondary Market Services – ongoing capital management efforts which may include at times shelf offerings, tender offers, capital return programs and share repurchases as well as providing market data analysis to help understand closed-end fund ownership cycles and their impact on secondary market trading as well as to improve proxy solicitation efforts; and

•

Closed-end Fund Investor Relations Program – maintaining the closed-end fund investor relations program which, among other things, raises awareness, provides educational materials and cultivates advocacy for closed-end funds and the Nuveen closed-end fund product line.

The Board further considered the division of responsibilities between the Adviser and the respective Sub-Adviser and recognized that each Sub-Adviser and its investment personnel generally are responsible for the management of the applicable Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of each Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the Sub-Adviser or applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of each Sub-Adviser’s compliance programs and trade execution. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers

In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered the broader perspective of performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2021 and March 31, 2022. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.

In its review, the Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For Nuveen funds that had changes in portfolio managers or other significant changes to their investment strategies or policies since March 2019, the Board reviewed certain tracking performance data comparing the performance of such funds before and after such changes.

In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Peer Group and/or benchmark(s); differences in the composition of the Performance Peer Group over time; and differences in the types and/or levels of any leverage and related costs with that of the Performance Peer Group would all necessarily contribute to differences in performance results and limit the value of the comparative information. Further, the Board recognized the inherent limitations in comparing the performance of an actively managed fund to a benchmark index due to the fund’s pursuit of an investment strategy that does not directly follow the index. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the Funds as low, medium or high.

The Board also evaluated performance in light of various relevant factors which may include, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board had recognized the recent periods in 2022 of general market volatility and underperformance. In their review from year to year, the Board Members consider and may place different emphasis on the relevant information in light of changing circumstances in market and economic conditions. Further, the Board recognized that the market and economic conditions may significantly impact a fund’s performance, particularly over shorter periods, and such performance may be more reflective of such economic or market events and not necessarily reflective of management skill. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or Performance Peer Group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.

The secondary market trading of shares of the Nuveen closed-end funds also continues to be a priority for the Board given its importance to shareholders, and therefore the Board and/or its Closed-end Fund committee reviews certain performance data reflecting, among other things, the premiums and discounts at which the shares of the closed-end funds have traded over specified periods throughout the year. In its review, the Board considers, among other things, changes to investment mandates and guidelines, distribution policies, leverage levels and types; share repurchases and similar capital market actions; and effective communications programs to build greater awareness and deepen understanding of closed-end funds.

The Board’s determinations with respect to each Fund are summarized below.

For the Real Estate Income Fund, the Board noted that the Fund outperformed its blended benchmark and ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2021. In addition, the Fund outperformed its blended benchmark for the one-, three- and five-year periods ended March 31, 2022 and ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended March 31, 2022 and second quartile for the five-year period ended March 31, 2022. In considering performance, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

For the Real Asset Income and Growth Fund, the Board noted that although the Fund’s performance was below the performance of its blended benchmark for the three- and five-year periods ended December 31, 2021 and March 31, 2022 and the Fund ranked in the fourth quartile of its Performance Peer Group for such periods, the Fund outperformed its blended benchmark and ranked in the second quartile of its Performance Peer Group for the one-year periods ended December 31, 2021 and March 31, 2022. In considering performance, the Board recognized that the Performance Peer Group was classified as low for relevancy. Based on its review, the Board was generally satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent

Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) established by Broadridge (subject to certain exceptions). The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and recognized that differences between the applicable fund and its respective Peer Universe as well as changes to the composition of the Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members take these limitations and differences into account when reviewing comparative peer data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each fund with a net expense ratio (excluding investment-related costs of leverage) of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. In addition, although the Board reviewed a fund’s total net expenses both including and excluding investment-related expenses (i.e., leverage costs) for certain of the closed-end funds, the Board recognized that leverage expenses will vary across funds and in comparison to peers because of differences in the forms and terms of leverage employed by the respective fund. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees (excluding leverage costs and leveraged assets) to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.

In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by approximately $72.5 million and fund-level breakpoints reduced fees by approximately $89.1 million in 2021.

With respect to each Sub-Adviser, the Board also considered, among other things, the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to each Sub-Adviser is the responsibility of the Adviser, not the applicable Fund.

The Independent Board Members noted that (a) the Real Estate Income Fund had a net management fee and a net expense ratio that were below the respective peer average; and (b) the Real Asset Income and Growth Fund had a net management fee that was in line with the peer average and a net expense ratio that was below the peer average.

Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2.	Comparisons with the Fees of Other Clients

In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or NAM, such other clients may include: retail and institutional managed accounts advised by such Sub-Adviser; hedge funds or other structured products managed by such Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by such Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by such Sub-Adviser; and collective investment trusts sub-advised by such Sub-Adviser. The Board further noted that the Adviser also advised, and NAM sub-advised, certain exchange-traded funds (“ETFs”) sponsored by Nuveen. The Board recognized that NAM was an affiliated sub-adviser and, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees assessed for managed accounts, hedge funds (along with their performance fee), foreign investment companies and ETFs offered by Nuveen, as applicable. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by NAM, the hedge funds advised by NAM (along with their performance fee) and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

In considering the fee data of other clients, the Board recognized, among other things, that differences in the amount, type and level of services provided to the Nuveen funds relative to other types of clients as well as any differences in portfolio investment policies, the types of assets managed and related complexities in managing such assets, the entrepreneurial and other risks associated with a particular strategy, investor profiles, account sizes and regulatory requirements will contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to these other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Similarly, with respect to foreign funds, the Board recognized that the differences in the client base, governing bodies, distribution jurisdiction and operational complexities would also contribute to variations in management fees of the Nuveen funds compared to those of the foreign funds. Further, with respect to ETFs, the Board considered that certain Nuveen ETFs were passively managed compared to the active management of other Nuveen funds which also contributed to the differences in fee levels between such Nuveen ETFs and the actively-managed funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that NAM’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.

The Board recognized that Security Capital was an unaffiliated sub-adviser. With respect to Security Capital, the Independent Board Members reviewed the average fee rates that such Sub-Adviser charges for other clients. The Independent Board Members noted that the Sub-Advisory Agreement with Security Capital, including the fees thereunder, was the result of arm’s length negotiations and that Security Capital’s fees were reasonable in relation to the fees it assessed other clients.

3.	Profitability of Fund Advisers

In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2021 and 2020. The Board reviewed, among other things, the net margins (pre-tax) for Nuveen Investments, Inc. (“Nuveen Investments”), the gross and net revenue margins (pre- and post-tax and excluding distribution) and the revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen Investments from the Nuveen funds only; and comparative profitability data comparing the operating margins of Nuveen Investments compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues, expenses and operating margin (pre- and post-tax) the Adviser derived from its ETF product line for the 2021 and 2020 calendar years.

In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide overhead/shared service expenses, TIAA (defined below) corporate-wide overhead expenses and partially fund related expenses to the Nuveen complex and its affiliates and to further allocate such expenses between the Nuveen fund and non-fund businesses. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2021, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments compared to the firm-wide adjusted operating margins of the peers for each calendar year from 2012 to 2021.

The Board had also appointed four Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and to report to the full Board. In its evaluation, the Board, however, recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also reviewed a summary of the key drivers that affected Nuveen’s revenues and expenses impacting profitability in 2021 versus 2020.

In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments compared favorably to the peer group range of operating margins; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2021 and 2020 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board also noted the reinvestments Nuveen, its parent and/or other affiliates made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to technological capabilities.

In addition to Nuveen, the Independent Board Members considered the profitability of each Sub-Adviser from its relationships with the Nuveen funds. In this regard, with respect to NAM, the Independent Board Members reviewed, among other things, NAM’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities to the respective funds for the calendar years ended December 31, 2021 and December 31, 2020. With respect to NAM, the Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for such Sub-Adviser for the calendar years ending December 31, 2021 and December 31, 2020 and the pre- and post-tax revenue margins from 2021 and 2020. With respect to Security Capital, the Independent Board Members considered a profitability and margin analysis for such Sub-Adviser, generally including revenues, expenses and operating margins for its advisory services to the applicable Nuveen funds for the calendar years 2021 and 2020.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and each Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods, and the Board considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the Board recognized that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. Further, with respect to the Nuveen closed-end funds, the Independent Board Members noted that, although such funds may from time to time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. As noted above, the Independent Board Members also recognized the continued reinvestment in Nuveen’s business.

Annual Investment Management Agreement Approval Process (continued)

(Unaudited)

Based on its review, the Board concluded that the current fee arrangements together with the reinvestment in Nuveen’s business appropriately shared any economies of scale with shareholders.

E.	Indirect Benefits

The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Board considered the compensation that an affiliate of the Adviser received for serving as co-manager in the initial public offerings of new closed-end funds and for serving as an underwriter on shelf offerings of existing closed-end funds.

In addition, the Independent Board Members also noted that various sub-advisers (including each Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted that NAM reimburses various funds that it sub-advises that invest in equity securities (subject to certain exceptions that include the Real Asset Income and Growth Fund) for the research-related component of soft dollar commissions. However, the Board recognized that these costs will be phased out for the Real Asset Income and Growth Fund effective January 1, 2023. Further, the Board noted that any benefits for a sub-adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the applicable Fund(s) were reasonable and within acceptable parameters.

F.	Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	ESA-C-0622D 2329979-INV-B-08/23

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item  2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4) Change in the registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2 (b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Real Estate Income Fund

By (Signature and Title)	/s/ Mark L. Winget
Mark L. Winget
Vice President and Secretary

Date: September 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: September 6, 2022

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: September 6, 2022